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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Oppenheimer Holdings Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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OPPENHEIMER HOLDINGS INC.
85 Broad Street
New York, NY 10004

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 8, 2017

To our Stockholders:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of OPPENHEIMER HOLDINGS INC., a Delaware corporation (the "Company"), will be held at 85 Broad Street, New York, NY 10004 in the 22nd Floor Conference Center on Monday, May 8, 2017, at the hour of 4:30 P.M. (New York time) for the following purposes:

  1.
  To elect nine directors;

  2.
  To ratify the appointment of Deloitte & Touche LLP as auditors of the Company for 2017 and authorize the Audit Committee to fix the auditors' remuneration;

  3.
  To approve, in an advisory (non-binding) vote, the Company's executive compensation as disclosed in the accompanying proxy statement;

  4.
  To approve, in an advisory (non-binding) vote, that a stockholder vote to approve the Company's executive compensation (Matter 3 above) should occur every 1, 2 or 3 years;

  5.
  To authorize the issue of up to 1,000,000 shares of Class A non-voting common stock to the Oppenheimer Holdings Inc. 2014 Incentive Plan; and

  6.
  To transact such other business as is proper at such meeting or any adjournments thereof.

        Holders of Class A non-voting common stock of the Company are entitled to attend and speak at the Annual Meeting of Stockholders and any adjournments thereof. Holders of Class A non-voting common stock are not entitled to vote with respect to the matters referred to above.

        Only holders of Class B voting common stock of record at the close of business on March 17, 2017 are entitled to vote at the Annual Meeting of Stockholders and any adjournments thereof. Holders of Class B voting common stock who are unable to attend the meeting in person are requested to date, sign and return the enclosed form of proxy for use by holders of Class B voting common stock.

        A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2016 is available on the Company's website at www.opco.com. Paper copies are available, free of charge, upon request.

By Order of the Board of Directors,

Dennis P. McNamara
Secretary

New York, New York
March 24, 2017

OPPENHEIMER HOLDINGS INC.

PROXY STATEMENT

SUMMARY

        This summary highlights selected information appearing elsewhere in this proxy statement and does not contain all the information that you should consider in making a decision with respect to the proposals described in this proxy statement. You should read this summary in its entirety, together with the more detailed information in this proxy statement, as well as our Annual Report on Form l0-K for the year ended December 31, 2016, which is available without charge, except for exhibits to the report, by (i) writing to Oppenheimer Holdings Inc., 85 Broad Street, 22nd Floor, New York, New York 10004, Attention: Secretary, (ii) calling 1-800-221-5588, or (iii) emailing us with your request at info@opco.com.

        Unless otherwise provided in this proxy statement, references to the "Company," "Oppenheimer Holdings," "we," "us," and "our" refer to Oppenheimer Holdings Inc., a Delaware corporation.

 Oppenheimer Holdings Inc.

        The Company is a holding company which, through its subsidiaries, is a leading middle-market investment bank and full service financial services firm. Through our operating subsidiaries, we provide a broad range of financial services, including retail securities brokerage, institutional sales and trading, investment banking (both corporate and public finance), research, market-making, and investment advisory and asset management services. We own, directly or through subsidiaries, Oppenheimer & Co. Inc., a New York-based securities broker-dealer, Oppenheimer Asset Management Inc., a New York-based investment advisor, Freedom Investments Inc., a discount securities broker-dealer based in New Jersey, Oppenheimer Trust Company, a Delaware limited purpose bank, and OPY Credit Corp., a dealer in syndicated loans. The Company also has subsidiaries operating in the United Kingdom, Isle of Jersey, Switzerland, Israel, and Hong Kong, China. The telephone number and address of our registered office is (212) 668-8000 and 85 Broad Street, New York, NY10004.

        This proxy statement is dated March 24, 2017 and is first being mailed to stockholders on or about March 27, 2017.

        Set forth below in a question and answer format is general information regarding the Annual Meeting of Stockholders, or the Meeting, to which this proxy statement relates.

Questions and Answers about the Matters to be Acted Upon

Q.
What is the purpose of the Meeting?

A.
The purpose of the Meeting is to elect nine directors, to ratify the appointment of our auditors for 2017 and authorize the Audit Committee to fix the auditors' remuneration, to approve, in an advisory (non-binding) vote, the Company's executive compensation, to approve, in an advisory (non-binding) vote, that a stockholder vote to approve the Company's executive compensation should occur every 1, 2, or 3 years, to authorize the issue of up to 1,000,000 shares of Class A non-voting common stock to the Oppenheimer Holdings Inc. 2014 Incentive Plan, and to transact such other business as is proper at the Meeting.

Q.
Where will the Meeting be held?

A.
The Meeting will be held at 85 Broad Street, New York, NY 10004 in the 22nd Floor Conference Center on Monday, May 8, 2017, at the hour of 4:30 P.M. (New York time).

Q.
Who is soliciting my vote?

A.
Our management is soliciting your proxy to vote at the Meeting. This proxy statement and form of proxy were first mailed to our stockholders on or about March 27, 2017. Your vote is important. We encourage you to vote as soon as possible after carefully reviewing this proxy statement and all information accompanying this proxy statement.

Q.
Who is entitled to vote at the Meeting?

A.
The record date for the determination of stockholders entitled to receive notice of the Meeting is March 17, 2017. In accordance with the provisions of the General Corporation Law of the State of Delaware, or the DGCL, we will prepare a list of the holders of our Class B voting common stock, or the Class B Stockholders, as of the record date. Class B Stockholders named in the list will be entitled to vote their Class B voting common stock, or Class B Stock, on the matters to be voted on at the Meeting.

Q.
What am I voting on?

A.
The Class B Stockholders are entitled to vote on the following proposals:

(1)
The election of E. Behrens, T.M. Dwyer, W. Ehrhardt, P.M. Friedman, M.A.M. Keehner, A.G. Lowenthal, R.S. Lowenthal, A.W. Oughtred and E.K. Roberts as directors;

(2)
The ratification of the appointment of Deloitte & Touche LLP as our auditors for 2017 and the authorization of the Audit Committee to fix the auditors' remuneration;

(3)
The approval, in an advisory (non-binding) vote, of the Company's executive compensation;

(4)
The approval, in an advisory (non-binding) vote, that a stockholder vote to approve the Company's executive compensation (Matter 3 above) should occur every 1, 2 or 3 years;

(5)
The authorization of the issue of up to 1,000,000 shares of Class A non-voting common stock to the Oppenheimer Holdings Inc. 2014 Incentive Plan; and

(6)
Any other business as may be proper to transact at the Meeting.

Q.
What are the voting recommendations of the Board of Directors?

A.
The Board of Directors recommends the following votes:

•
FOR the election of the nominated directors;

•
FOR the ratification of the appointment of Deloitte & Touche LLP as our auditors for 2017 and the authorization of our Audit Committee to fix the auditors' remuneration;

•
FOR the approval, in an advisory (non-binding) vote, of the Company's executive compensation;

•
FOR the approval, in an advisory (non-binding) vote, that a stockholder vote to approve the Company's executive compensation (Matter 3 above) should occur every 3 years; and

•
FOR the authorization of the issue of up to 1,000,000 shares of Class A non-voting common stock to the Oppenheimer Holdings Inc. 2014 Incentive Plan.

Q.
Will any other matters be voted on?

A.
The Board of Directors does not intend to present any other matters at the Meeting. The Board of Directors does not know of any other matters that will be brought before our Class B Stockholders for a vote at the Meeting. If any other matter is properly brought before the Meeting, your signed proxy card gives authority to A.G. Lowenthal and D.P. McNamara, as proxies, with full power of substitution, to vote on such matters at their discretion.

Q.
How many votes do I have?

A.
Class B Stockholders are entitled to one vote for each share of Class B Stock held as of the close of business on the record date.

Q.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A.
Many stockholders hold their shares through a broker or bank rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

  Stockholder of Record — If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. You may vote the shares registered directly in your name by completing and mailing the proxy card or by written ballot at the Meeting.

  Beneficial Owner — If your shares are held in a stock brokerage account or by a bank, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your bank or broker, which is considered the stockholder of record of those shares. As the beneficial owner, you have the right to direct your bank or broker how to vote and are also invited to attend the Meeting. However, since you are not the stockholder of record, you may not vote those shares in person at the Meeting unless you bring with you a legal proxy from the stockholder of record. Your bank or broker has enclosed a voting instruction card providing directions for how to vote your shares.

Q.
How do I vote?

A.
If you are a Class B Stockholder of record, there are two ways to vote:

•
By completing and depositing your proxy with our transfer agent at least 48 hours prior to the commencement of the Meeting; or

•
By written ballot at the Meeting.

  If you are a Class B Stockholder and you return your proxy card but you do not indicate your voting preferences, the proxies will vote your shares FOR Matters 1, 2, 3 and 5, and with respect to Proposal 4, the proxy will vote to approve, in an advisory (non-binding) vote, that a stockholder vote to approve the Company's executive compensation (Matter 3 above) be presented every 3 years, and will use their discretion on any other matters that are submitted for stockholder vote at the Meeting.

  Class B Stockholders who are not stockholders of record and who wish to file proxies should follow the instructions of their intermediary with respect to the procedure to be followed. Generally, Class B Stockholders who are not stockholders of record will either: (i) be provided with a proxy executed by the intermediary, as the stockholder of record, but otherwise uncompleted and the beneficial owner may complete the proxy and return it directly to our transfer agent; or (ii) be provided with a request for voting instructions by the intermediary, as the stockholder of record, and then the intermediary must send to our transfer agent an executed proxy form completed in accordance with any voting instructions received by it from the beneficial owner and may not vote in the event that no instructions are received.

Q.
Can I change my vote or revoke my proxy?

A.
A Class B Stockholder who has given a proxy has the power to revoke it prior to the commencement of the Meeting by depositing an instrument in writing executed by the Class B Stockholder or by the stockholder's attorney-in-fact either (i) at our registered office at any time up to and including the last business day preceding the day of the Meeting or any adjournments thereof or (ii) with our Secretary on the day of the Meeting or any adjournments thereof or in any other manner permitted by law. A stockholder who has given a proxy has the power to revoke it after the commencement of the Meeting as to any matter on which a vote has not been cast under the proxy by delivering a written notice of revocation to our Secretary. A stockholder who has given a proxy may also revoke it by signing a form of proxy bearing a later date and returning such proxy to our Secretary prior to the commencement of the Meeting.

Q.
How are votes counted?

A.
We will appoint an Inspector of Election at the Meeting. The Inspector of Election is typically a representative of our transfer agent. The Inspector of Election will collect all proxies and ballots and tabulate the results.

Q.
Who pays for soliciting proxies?

A.
We will bear the cost of soliciting proxies from our Class B Stockholders. It is planned that the solicitation will be initially by mail, but proxies may also be solicited by our employees. These persons will receive no additional compensation for such services but will be reimbursed for reasonable out-of-pocket expenses. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares held of record by these persons, and we will reimburse them for their reasonable out-of-pocket expenses. The cost of such solicitation, estimated to be approximately $2,000, will be borne by us.

Q.
What is the quorum requirement of the Meeting?

A.
A quorum for the consideration of Matters 1, 2, 3, 4 and 5 shall be Class B Stockholders present in person or by proxy representing not less than a majority of the outstanding Class B Stock.

Q.
What are broker non-votes?

A.
Broker non-votes occur when holders of record, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the Meeting. Broker non-votes and abstentions will not affect the outcome of the matters being voted on at the Meeting, assuming that a quorum is obtained.

Q.
What vote is required to approve each proposal?

A.
Matter No. 1, election of directors. The election of each of the directors nominated requires the affirmative vote, in person or by proxy, of a simple majority of the Class B Stock voted at the Meeting if a quorum, or a majority of the Class B Stock, is present.

  Matter No. 2, appointment of auditors. The ratification of the appointment of the auditors for 2017 and the authorization of the Audit Committee to fix the auditors' remuneration requires the affirmative vote, in person or by proxy, of a simple majority of the Class B Stock voted at the Meeting if a quorum, or a majority of the Class B Stock, is present.

  Matter No. 3, the approval, in an advisory (non-binding) vote, of the Company's executive compensation, requires the affirmative vote, in person or by proxy, of a simple majority of the Class B Stock voted at the Meeting if a quorum, or a majority of the Class B Stock, is present.

  Matter No. 4, a vote in an advisory (non-binding) proposal that a shareholder vote to approve executive compensation (Matter 3 above) should occur every 1, 2 or 3 years. This requires the affirmative vote, in person or by proxy, of a simple majority of the Class B Stock voted at the Meeting if a quorum, or a majority of the Class B Stock, is present; and

  Matter No. 5, the authorization of the issue of up to 1,000,000 shares of Class A non-voting common stock to the Oppenheimer Holdings Inc. 2014 Incentive Plan requires the affirmative vote, in person or by proxy, of a simple majority of the Class B Stock voted at the Meeting if a quorum, or a majority of the Class B Stock, is present.

  Mr. Albert G. Lowenthal, our Chairman and Chief Executive Officer, owns 96.4% of the Class B Stock and intends to vote all of such Class B Stock in favor of each of Matters 1, 2, 3, and 5 and intends to vote for 3 years with respect to Matter 4. As a result, each of the matters before the Meeting is expected to be approved. See "Security Ownership of Certain Beneficial Owners and Management."

Q.
Who can attend the Meeting?

A.
All registered holders of our Class A non-voting common stock (Class A Stock), or the Class A Stockholders, and Class B Stockholders, their duly appointed representatives, our directors and our auditors are entitled to attend the Meeting.

Q.
What does it mean if I get more than one proxy card?

A.
It means that you own shares in more than one account. You should vote the shares on each of your proxy cards.

Q.
I own my shares indirectly through my broker, bank, or other nominee, and I receive multiple copies of the proxy statement, and other mailings because more than one person in my household is a beneficial owner. How can I change the number of copies of these mailings that are sent to my household?

A.
If you and other members of your household are beneficial owners, you may eliminate this duplication of mailings by contacting your broker, bank, or other nominee. Duplicate mailings in most cases are wasteful for us and inconvenient for you, and we encourage you to eliminate them whenever you can. If you have eliminated duplicate mailings, but for any reason would like to resume them, you must contact your broker, bank, or other nominee.

Q.
Multiple stockholders live in my household, and together we received only one copy of this proxy statement. How can I obtain my own separate copy of this document for the Meeting?

A.
You may pick up copies in person at the Meeting or download them from our Internet web site, www.opco.com (click on the link to the Investor Relations page). If you want copies mailed to you and are a beneficial owner, you must request them from your broker, bank, or other nominee. If you want copies mailed to you and are a stockholder of record, we will mail them promptly if you request them from our corporate office by phone at (212) 668-8000 or by mail to 85 Broad Street, New York, NY 10004, Attention: Secretary. We cannot guarantee you will receive mailed copies before the Meeting.

Q.
Where can I find the voting results of the Meeting?

A.
We are required to file the voting results in a Current Report on Form 8-K which you can find within four business days of the Meeting on the EDGAR website at www.sec.gov.

Q.
Who can help answer my questions?

A.
If you have questions about the Meeting or if you need additional copies of the proxy statement or the enclosed proxy card, you should contact:

  D.P. McNamara, Secretary
  Oppenheimer Holdings Inc.
  85 Broad Street, 22nd Floor
  New York, NY 10004
  (212) 668-8000

  You may also obtain additional information about us from documents filed with the Securities and Exchange Commission by following the instructions in the section entitled "Where You Can Find More Information."

 THE MEETING

Solicitation of Proxies

        This proxy statement is forwarded to our Class A Stockholders and Class B Stockholders in connection with the solicitation of proxies by our management from the Class B Stockholders for use at our Annual Meeting of Stockholders to be held on Monday, May 8, 2017 at the hour of 4:30 P.M. (New York time) at 85 Broad Street, New York, NY 10004 in the 22nd Floor Conference Center and at any adjournments thereof for the purposes set forth in the Notice of Meeting, which accompanies this proxy statement. This proxy statement is dated March 24, 2017 and is first being mailed to stockholders on or about March 27, 2017.

        The record date for the determination of stockholders entitled to receive notice of the Meeting is March 17, 2017. In accordance with the provisions of the DGCL, we will prepare a list of the Class B Stockholders as of the record date. Class B Stockholders named in the list will be entitled to vote the Class B Stock owned by them on all matters to be voted on at the Meeting.

        It is planned that the solicitation will be initially by mail, but proxies may also be solicited by our employees. The cost of such solicitation, estimated to be approximately $2,000, will be borne by us.

        No person is authorized to give any information or to make any representations other than those contained in this proxy statement and, if given or made, such information or representations should not be relied upon as having been authorized by us. The delivery of this proxy statement shall not, under any circumstances, create an implication that there has not been any change in the information set forth herein since the date of this proxy statement. Except as otherwise stated, the information contained in this proxy statement is given as of March 10, 2017.

        We have distributed copies of the Notice of Meeting, this proxy statement, and form of proxy for use by the Class B Stockholders to intermediaries such as clearing agencies, securities dealers, banks and trust companies or their nominees for distribution to our non-registered stockholders whose shares are held by or in the custody of such intermediaries. Intermediaries are required to forward these documents to non-registered Class B Stockholders. Our Annual Report on Form 10-K for the year ended December 31, 2016 is available without charge, except for exhibits to the report, by (i) writing to Oppenheimer Holdings Inc., 85 Broad Street, 22nd Floor, New York, New York 10004, Attention: Secretary, (ii) calling 1-800-221-5588, or (iii) emailing us with your request at info@opco.com. The solicitation of proxies from non-registered Class B Stockholders will be carried out by the intermediaries or by us if the names and addresses of Class B Stockholders are provided by the intermediaries. Non-registered Class B Stockholders who wish to file proxies should follow the instructions of their intermediary with respect to the procedure to be followed. Generally, non-registered Class B Stockholders will either: (i) be provided with a proxy executed by the intermediary, as the registered stockholder, but otherwise uncompleted and the non-registered holder may complete the proxy and return it directly to our transfer agent; or (ii) be provided with a request for voting instructions by the intermediary, as the registered stockholder, and then the intermediary must send to our transfer agent an executed proxy form completed in accordance with any voting instructions received by it from the non-registered holder and may not vote in the event that no instructions are received.

Class A Stock and Class B Stock

        We have authorized and issued Class A Stock and Class B Stock which are equal in all respects except that the holders of Class A Stock, as such, are not entitled to vote at meetings of our stockholders except as entitled to vote by law or pursuant to our Certificate of Incorporation. Class A Stockholders are not entitled to vote the Class A Stock owned or controlled by them on the matters identified in the Notice of Meeting to be voted on.

        Generally, Class A Stockholders are afforded the opportunity to receive notices of all meetings of stockholders and to attend and speak at such meetings. Class A Stockholders are also afforded the opportunity to receive all informational documentation sent to the Class B Stockholders.

        Class B Stockholders are entitled to one vote for each share of Class B Stock held as of the record date for the Meeting.

Appointment and Revocation of Proxies

        Each of Albert G. Lowenthal and Dennis P. McNamara (the "Management Nominees") has been appointed by the Board of Directors to serve as the proxy for the Class B Stockholders at the Meeting.

        Class B Stockholders have the right to appoint persons, other than the Management Nominees, who need not be stockholders, to represent them at the Meeting. To exercise this right, the Class B Stockholder may insert the name of the desired person in the blank space provided in the form of proxy accompanying this proxy statement or may submit another form of proxy.

        Proxies must be deposited with our transfer agent, Computershare Shareholder Services LLC (formerly Bank of New York Mellon Shareholder Services), at its address at Computershare, PO Box 30170, College Station, TX 77842-3170, no later than 48 hours prior to the commencement of the Meeting in order for the proxies to be used at the Meeting.

        Class B Stock represented by properly executed proxies will be voted by the Management Nominees on any ballot that may be called for, unless the Class B Stockholder has directed otherwise, (i) for the election of each of the nominated directors (Matter 1 in the Notice of Meeting), (ii) for the ratification of the appointment of the auditors for 2017 and authorization of the Audit Committee to fix the remuneration of the auditors (Matter 2 in the Notice of Meeting), (iii) for the approval, in an advisory (non-binding) vote, of the Company's executive compensation (Matter 3 in the Notice of Meeting), (iv) for the approval, in an advisory (non-binding) vote, that a stockholder vote to approve the Company's executive compensation (Matter 3 above) should occur every 3 years (Matter 4 in the Notice of Meeting), and (v) for the authorization of the issue of up to 1,000,000 shares of Class A non-voting common stock to the Oppenheimer Holdings Inc. 2014 Incentive Plan (Matter 5 in the Notice of Meeting).

        Each form of proxy confers discretionary authority with respect to amendments or variations to matters identified in the Notice of Meeting to which the proxy relates and other matters which may properly come before the Meeting. Management knows of no matters to come before the Meeting other than the matters referred to in the Notice of Meeting. However, if matters which are not known to management should properly come before the Meeting, the proxies will be voted on such matters in accordance with the best judgment of the person or persons voting the proxies.

        A Class B Stockholder who has given a proxy has the power to revoke it prior to the commencement of the Meeting by depositing an instrument in writing executed by the Class B Stockholder or by the stockholder's attorney-in-fact either at our registered office at any time up to and including the last business day preceding the day of the Meeting, or any adjournments thereof, or with our Secretary on the day of the Meeting or any adjournments thereof or in any other manner permitted by law. A Class B Stockholder who has given a proxy may also revoke it by signing a form of proxy bearing a later date and returning such proxy to our Secretary prior to the commencement of the Meeting. In addition, a Class B Stockholder who has given a proxy has the power to revoke it after the commencement of the Meeting as to any matter on which a vote has not been cast under the proxy by delivering written notice of revocation to our Secretary.

        Abstentions and broker non-votes will have no effect with respect to the matters to be acted upon at the Meeting, assuming that a quorum is obtained.

 MATTER NO. 1

ELECTION OF DIRECTORS

Director Nomination Process

        Our Bylaws provide that our Board of Directors consists of no less than three and no more than eleven directors to be elected annually. The term of office for each director is from the date of the meeting of stockholders at which the director is elected until the close of the next annual meeting of stockholders or until his or her successor is duly elected or appointed, unless his or her office is earlier vacated, in accordance with our Bylaws.

        The Nominating and Corporate Governance Committee of the Board has recommended, and the directors have determined, that nine directors are to be elected at the Meeting. Management does not contemplate that any of the nominees named below will be unable to serve as a director, but, if such an event should occur for any reason prior to the Meeting, the Management Nominees reserve the right to vote for another nominee or nominees in their discretion.

        The following sets out information with respect to the proposed nominees for election as directors as recommended by the Nominating and Corporate Governance Committee, in accordance with the Nominating and Corporate Governance Committee Charter (available at www.opco.com). The Nominating and Corporate Governance Committee has reported that it is satisfied that each of the nominees is fully able and fully committed to serve the best interests of our stockholders. The election of the persons nominated for election as directors requires the affirmative vote of a simple majority of the Class B Stock voted at the Meeting.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE PERSONS NOMINATED FOR ELECTION AS A DIRECTOR.

  Director Nominees and Executive Officers

        The following table, and the notes thereto, provide information regarding our director nominees and executive officers.(1)

 Nominees for Election as a Director

E. Behrens Age: 47 Independent	Mr. Behrens joined the Board in 2016. Since 2008, Mr. Behrens has been affiliated with SEACOR Holdings Inc., a global provider of equipment and services supporting the offshore oil and gas and marine transportation industries, and he has been its Senior Vice President of Business Development since 2009. Since April 2012, he has been Chairman of the Board of Trailer Bridge, Inc., a Jones Act container company. Additionally, he served as a Board member of Penford Corporation from 2013 to 2015 and is presently a Board member of Continental Insurance Group, Ltd. Mr. Behrens is also an officer and director of numerous SEACOR Holdings Inc. entities. From 2006 to 2007, he was a Portfolio Manager and Partner at Level Global Investors, a New York-based hedge fund. Mr. Behrens has a B.A. degree from the University of Chicago. The Company believes that Mr. Behrens' qualifications to serve on the Board include the extensive experience that he has gained through his key roles with several other significant businesses, including his experience as a Board Chairman, as well as his demonstrated management, financial and business development skills and acumen. He is a member of the Compliance, Nominating and Corporate Governance and Special Committees.

Board and Committees	Attendance Overall attendance: 100%
Board	6 of 6
Compliance	2 of 2
Nominating and Corporate Governance	3 of 3
Special	6 of 6

T.M. Dwyer Age: 55 Independent	Mr. Dwyer joined the Board in 2016. He is the founder, former CEO and Chairman of Entitle Direct Group, Inc., a title insurance company. Prior to founding Entitle Direct Group, Inc. in 2006, Mr. Dwyer served as Managing Director at the investment banking firm of Greenhill & Company from 2002 to 2005, specializing in the insurance industry. He previously held a similar position at Donaldson, Lufkin & Jenrette as a Managing Director specializing in the insurance sector from 1993 to 2001. Mr. Dwyer was also a Vice President at Salomon Brothers Inc. from 1987 to 1993, and he was a certified public accountant with Arthur Andersen & Co. in Illinois from 1983 to 1985. He has over 30 years of experience in the financial services industry, and brings significant financial, accounting and insurance knowledge to the Company, as well as demonstrable entrepreneurial, compliance and advisory skills. Mr. Dwyer has an MBA from the University of Chicago and a Bachelor of Science in Accountancy from the University of Illinois. He is a member of the Audit, Compensation and Special Committees.

Board and Committees	Attendance Overall attendance: 100%
Board	6 of 6
Audit	2 of 2
Compensation	2 of 2
Special	6 of 6

W. Ehrhardt Age: 73 Independent	Mr. Ehrhardt joined the Board in 2008. He is a retired senior audit partner formerly with Deloitte & Touche LLP, New York with over 30 years of professional experience primarily in the banking and securities and insurance industries. While in the practice of public accounting, Mr. Ehrhardt supervised the audits of the firm's largest multinational financial services clients. In addition, Mr. Ehrhardt participated in numerous firm-wide initiatives relating to the audit practice and related quality control matters and served as Partner in Charge of the Tri-State Financial Services Assurance and Advisory Practice. Mr. Ehrhardt is a Certified Public Accountant and a member of the AICPA. Mr. Ehrhardt brings strong accounting and financial skills and experience to the Company which is important to the oversight of the Company's financial reporting and enterprise and operational risk management. Mr. Ehrhardt is the Lead Director and a member of the Audit, Compensation, Compliance and Special Committees.

Board and Committees	Attendance Overall attendance: 100%
Board	9 of 9
Audit	5 of 5
Compensation	7 of 7
Compliance	6 of 6
Special	13 of 13

P.M. Friedman Age: 61 Independent	Mr. Friedman joined the Board in 2015. Mr. Friedman spent 27 years at Bear Stearns & Co. Inc. from 1981 to 2008, most recently holding the position of Chief Operating Officer of the Fixed Income Division. From 2008 to 2009, Mr. Friedman was a Managing Director responsible for business development at Mariner Investment Group, LLC. From 2009 to 2015, Mr. Friedman was Senior Managing Director and Chief Operating Officer of Guggenheim Securities LLC. Mr. Friedman brings an extensive amount of operational and risk management experience to the Company as well as a deep knowledge of the financial services industry. Mr. Friedman is a Certified Public Accountant, and he is Chairman of our Compliance Committee and a member of the Compensation, Nominating and Corporate Governance and Special Committees.

Board and Committees	Attendance Overall attendance: 100%
Board	9 of 9
Compensation	7 of 7
Compliance	3 of 3
Nominating and Corporate Governance	6 of 6
Special	13 of 13

M.A.M. Keehner Age: 73 Independent	Mr. Keehner joined the Board in 2008. At present, he is an Adjunct Professor of Finance and Economics and a Faculty Leader at the Sanford C. Bernstein & Co. Center for Leadership and Ethics at Columbia Business School and a consultant. Mr. Keehner has a long history of financial services industry management and professional experience. Previously, Mr. Keehner served in various capacities at Kidder Peabody Group for more than 20 years, leaving in 1994 as a member of its Executive and Audit Committees and Board of Directors, as well as Executive Managing Director of Kidder, Peabody and Co., Inc. in charge of its domestic brokerage system. Earlier positions included President of Kidder, Peabody International Corporation and President and CEO of KP Exploration Inc., Kidder's oil and gas exploration arm, and management of several investment banking groups. Mr. Keehner's industry and academic backgrounds bring strong industry, finance and governance skills and knowledge of executive compensation practices to our Board, important to the oversight of the Company's financial reporting and enterprise and operational risk management. Mr. Keehner is Chairman of our Compensation Committee and a member of our Audit, Nominating and Corporate Governance and Special Committees.

Board and Committees	Attendance Overall attendance: 98%
Board	9 of 9
Audit	5 of 5
Compensation	7 of 7
Nominating and Corporate Governance	6 of 6
Special	12 of 13

A.G. Lowenthal Age: 71 Not Independent	Mr. Lowenthal joined the Board in 1985. Mr. Lowenthal is Chairman of the Board and Chief Executive Officer of the Company, positions he has held since 1985. Mr. Lowenthal has worked in the securities industry since 1967. Mr. Lowenthal's extensive experience in the securities industry and as Chief Executive of our Company gives him unique insights into the Company's challenges, opportunities and operations. Since his arrival at the Company, Mr. Lowenthal has built the Company through acquisition and organic growth taking stockholders' equity from $5 million to $513 million at December 31, 2016. Mr. Lowenthal is R.S. Lowenthal's father.

Board and Committees	Attendance Overall attendance 100%
Board	9 of 9

R.S. Lowenthal Age: 40 Not Independent	Mr. Lowenthal joined the Board in May 2013. Mr. Lowenthal joined the Company in 1999, became Managing Director of the Company's Taxable Fixed Income business in 2007 and assumed responsibility for oversight of the Company's Public Finance and Municipal Trading departments in 2012. He is currently a Senior Managing Director and Head of Oppenheimer & Co. Inc.'s Investment Banking and Global Fixed Income businesses. Mr. Lowenthal is Chairman of the Oppenheimer & Co. Inc. Management Committee and Co-Chairman of its Risk Management Committee and is a member of several other internal committees. Mr. Lowenthal has an undergraduate degree from Washington University in St. Louis and an MBA from Columbia University. Mr. Lowenthal's insights into the business of the Company provide perspective to the Board discussions important to the oversight of the Company's financial reporting and enterprise and operational risk management. Mr. Lowenthal is A.G. Lowenthal's son.

Board and Committees	Attendance Overall attendance 100%
Board	9 of 9

A.W. Oughtred Age: 74 Independent	Mr. Oughtred joined the Board in 1979. Mr. Oughtred, now retired, was Counsel from January 1, 2009 to May 31, 2009 and prior to December 31, 2008 a Partner at Borden Ladner Gervais LLP (law firm). Mr. Oughtred practiced corporate law. Mr. Oughtred brings strong governance, legal, business and financial industry knowledge to our Board, important to the oversight of the Company's financial reporting, enterprise and operational risk management and governance policy. Mr. Oughtred is a director of CI Financial Corp., the shares of which are listed on the Toronto Stock Exchange, and Belmont House. Mr. Oughtred is certified as an Institute of Corporate Directors (Canada) certified director (ICD.D). Mr. Oughtred is Chairman of our Special and Nominating and Corporate Governance Committees and a member of the Compensation and Compliance Committees.

Board and Committees	Attendance Overall attendance 100%
Board	9 of 9
Compensation	7 of 7
Nominating and Corporate Governance	6 of 6
Compliance	6 of 6
Special	13 of 13

E.K. Roberts Age: 65 Independent	Ms. Roberts joined the Board in 1977. Ms. Roberts, now retired, was President, Treasurer and principal financial and accounting officer of the Company from 1977 to March 28, 2013. Ms. Roberts is a Chartered Professional Accountant and a member of the Institute of Chartered Accountants of Ontario. Ms. Roberts' many years with the Company bring a historical perspective to Board discussions and she also brings strong accounting and financial skills and experience to the Company, which is important to the oversight of the Company's financial reporting and enterprise and operational risk management. Ms. Roberts is Chairman of the Audit Committee.

Board and Committees	Attendance Overall attendance 100%
Board	9 of 9
Audit	2 of 2

Notes:

(1)
There is no Executive Committee of the Board of Directors. Mr. Dwyer, Mr. Ehrhardt, Mr. Keehner and Ms. Roberts are members of the Audit Committee. Messrs. Behrens, Friedman, Keehner and Oughtred are members of the Nominating and Corporate Governance Committee. Messrs. Dwyer, Ehrhardt, Friedman, Keehner and Oughtred are members of the Compensation Committee. Messrs. Behrens, Ehrhardt, Friedman and Oughtred are members of the Compliance Committee. Messrs. Behrens, Dwyer, Ehrhardt, Friedman, Keehner and Oughtred are members of the Special Committee.

        None of the nominees has been involved in any events within the past 10 years that could be considered material to an evaluation of the director.

Executive Officers

        Our executive officers consist of A.G. Lowenthal, our Chairman and Chief Executive Officer, whose background is described above, and Mr. Alfano, our Chief Financial Officer and principal financial and accounting officer, whose background is described below.

J. Alfano Age: 47	Mr. Alfano has been Executive Vice President and the Chief Financial Officer of Oppenheimer & Co. Inc. since April 2006 and Chief Financial Officer of Oppenheimer Holdings Inc. since May 2011. Mr. Alfano also serves on several of the firm's committees including the Management, Risk Management, Market, Credit, Liquidity and New Product Committees. Prior to joining Oppenheimer, Mr. Alfano was an audit partner with Deloitte & Touche LLP where he spent 14 years in Deloitte's securities industry practice serving clients by providing audit and business advisory services out of their New York, Tokyo and Seattle offices. Mr. Alfano has an undergraduate degree from Michigan State University and an MBA from Columbia University. Mr. Alfano is a member of the Financial Management Society of the Securities Industry and Financial Markets Association (SIFMA), the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants, and sits on the AICPA Stockbrokerage and Investment Banking Expert Panel.

Board Leadership Structure

        The Board believes that the Company's Chief Executive Officer is best situated to serve as Chairman of the Board because he is the director most familiar with the Company's business strategy, history and capabilities, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management add different perspectives and roles in strategy development. The Company's independent directors bring experience, oversight and expertise from outside the Company and, in some cases, outside the industry, while the Chief Executive Officer brings Company-specific and industry-specific experience and expertise. The Board believes that the combined role of Chairman and Chief Executive Officer facilitates strategy development and execution, and enhances the flow of information between management and the Board, which are essential to effective governance.

        One of the key responsibilities of the Board of Directors is to develop strategic direction and hold management accountable for the execution of strategy once it is developed. The Board believes the combined role of Chairman and Chief Executive Officer, together with an independent Lead Director having the duties described below, is in the best interest of stockholders because it provides the appropriate balance between strategy development and independent oversight of management for our Company. The Board's administration of its oversight function is described in greater detail below under "Risk Management."

Lead Director

        W. Ehrhardt, an independent director who serves on the Audit, Compensation, Compliance and Special Committees, was selected by the Board to serve as the Lead Director for all meetings of the non-management directors held in executive session. The role of the Lead Director is to assure the independence of the Board from management. The Lead Director has the responsibility of presiding at all executive sessions of the Board, consulting with the Chairman and Chief Executive Officer on Board and committee meeting agendas, acting as a liaison between management and the non-management directors, including maintaining frequent contact with the Chairman and Chief Executive Officer and advising him on the efficiency of Board meetings, and facilitating teamwork and communication between the non-management directors and management, as well as additional responsibilities that may be assigned to the Lead Director by the Board.

Executive Sessions

        Pursuant to the Company's Corporate Governance Guidelines, non-management directors of the Board meet on a regularly scheduled basis and otherwise as the independent directors determine without the presence of management. The Lead Director chairs these sessions. An executive session took place, in camera, at every scheduled Board meeting held in 2016. To ensure strong communication with the Chief Executive Officer, the independent directors may meet with the CEO alone as the independent directors determine.

Board of Directors and Committee Meetings Held

        During 2016, the following numbers of Board and committee meetings were held:

Board of Directors	9
Audit Committee	5
Compensation Committee	7
Compliance Committee	6
Nominating and Corporate Governance	6
Special Committee	13

Meeting Attendance

        Pursuant to the Company's policies on meeting attendance, all directors should strive to attend all meetings of the Board and the committees of which they are members. Last year there were nine meetings of the Board. We are pleased that all but one of our nine directors attended 100% of the total meetings of the Board and committees of the Board in 2016.

        In addition to participation at Board and committee meetings, our directors discharge their responsibilities throughout the year through personal meetings and other communications, including considerable telephone contact with the Chairman and Chief Executive Officer and other members of senior management and each other regarding matters of interest and concern to the Company. It is our policy that our directors attend our stockholders meetings and, at the last Annual Meeting of Stockholders held on May 9, 2016, all of the directors nominated attended.

Risk Management

        The Board, as a whole and also at the committee level, has an active role in overseeing the management of the Company's strategic, operational, financial and compliance risks. The Board regularly reviews information regarding the Company's credit, liquidity, cybersecurity systems, and operations, as well as the risks associated with each. The Company's Compensation Committee is responsible for overseeing the Company's executive compensation arrangements and assuring that financial incentives for management and employees are appropriate and mitigate against, rather than encourage, employees taking excessive risk exposure with firm capital. Please see "Compensation Policies and Risk" on page 53 for further information. The Audit Committee oversees management of operational and financial risks. The Company also has a number of internal risk-oversight committees and functions. The Company's Compliance Committee is responsible for overseeing the Company's compliance function and the management of compliance and regulatory risk. The Company's internal Risk Management Committee (composed of management employees) is charged with assessing, reviewing and monitoring the risk environment in which the Company operates, and reports its findings and considerations to the Audit Committee at each regularly scheduled quarterly meeting and more frequently, as needed. The Nominating and Corporate Governance Committee manages risks associated with the governance of the Company, including the composition, responsibilities and independence of the Board of Directors and ethical and regulatory issues including conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

Corporate Governance

        Our Class A Stock is listed on the NYSE. We are subject to the corporate governance listing standards of the NYSE, the applicable rules of the Securities and Exchange Commission (the "SEC"), the provisions of the Sarbanes-Oxley Act of 2002 and the applicable rules of the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank").

        Our Nominating and Corporate Governance Committee, Compensation Committee, Audit Committee, Special Committee, Compliance Committee and our Board of Directors continue to monitor regulatory changes and best practices in corporate governance and consider amendments to our practices and policies as appropriate.

        Our Corporate Governance Guidelines, and all committee charters, as well as our Code of Conduct and Business Ethics for Directors, Officers and Employees and our Whistleblower Policy, are posted on our website at www.opco.com.

Board of Directors

        The fundamental responsibility of the Board of Directors is to oversee the management of our business with a view to maximizing stockholder value and ensuring corporate conduct in a legal and ethical manner through a system of corporate governance and internal controls appropriate to our business. The Board of Directors has adopted a statement of Corporate Governance Guidelines to which it adheres. We have a Code of Conduct and Business Ethics for Directors, Officers and Employees which is posted on our website — www.opco.com. No waivers were granted in 2016 or to date in 2017 under the Code of Conduct and Business Ethics for any directors, officers or employees.

        In fulfilling its mandate, the Board's responsibilities include:

  •
  monitoring and overseeing the Company's strategic planning;

  •
  monitoring the performance of the Company's business, evaluating opportunities and risks, and controlling risk;

  •
  monitoring systems for audit, internal control and information management systems;

  •
  developing, together with the Chief Executive Officer, a clear position description for the Chief Executive Officer, which includes delineating management's responsibilities and developing or approving the corporate goals and objectives that the Chief Executive Officer is responsible for meeting;

  •
  monitoring the performance of senior management of the Company, including the Chief Executive Officer;

  •
  overseeing the monitoring of compliance with applicable regulatory requirements, as well as assessing reports related to the Company's compliance and supervision programs, reviewing findings and communications from regulators, including reports related to regulatory examinations, and assessing the adequacy of the Company's responses thereto;

  •
  succession planning for senior management and directors;

  •
  remuneration of the executive officers and reviewing the general compensation policies of the Company;

  •
  governance, including composition and effectiveness of the Board;

  •
  monitoring compliance with the regulatory compliance policies and related regulatory requirements of the Company's subsidiaries;

  •
  monitoring compliance with the Code of Conduct and Business Ethics (the "Code of Conduct") adopted by the Board;

  •
  considering and approving, if determined by the Board to be advisable, any waiver from the Code of Conduct granted to directors or senior management of the Company; and

  •
  reviewing the implementation of significant regulatory initiatives, including those related to anti-money laundering.

Director Independence

        Seven of our current nine directors are independent as required by the NYSE Corporate Governance Rules. To be considered independent under these rules, the Board of Directors must determine that a director has no direct or indirect material relationship with us. The Board of Directors determined that Messrs. Behrens, Dwyer, Ehrhardt, Friedman, Keehner and Oughtred and Ms. Roberts are independent directors, and that Mr. A.G. Lowenthal, our Chairman of the Board of Directors and Chief Executive Officer, and Mr. R.S. Lowenthal, Senior Managing Director and Head of Oppenheimer & Co. Inc.'s Global Fixed Income and Investment Banking businesses and son of Mr. A.G. Lowenthal, are not independent.

        The Board of Directors has not adopted formal categorical standards to assist in determining independence. The Board has considered the types of relationships that could be relevant to the independence of a director of the Company. These relationships are described in Schedule A to the Company's Corporate Governance Guidelines, which are posted on our website at www.opco.com. The Board of Directors has considered the relationship of each director and has made a determination that seven of our current nine directors are independent at this time.

        At each regular Board and Audit Committee meeting, the independent directors are afforded an opportunity to meet and have met in the absence of management. During 2016, five of the nine board meetings were regular meetings and at each of these meetings the independent directors met in the absence of management. Additionally, at regular meetings of the Audit Committee (five regular meetings annually), the members of the Audit Committee, all of whom are independent, are afforded the opportunity to meet with the independent auditors and the managers of the Company's Internal Audit Group in the absence of management. Members of the Compliance Committee are afforded the opportunity to meet with the managers of the Company's compliance functions, in the absence of management.

        The independent directors and the directors that are not independent understand the need for directors to be independent-minded and to assess and question management initiatives and recommendations from an independent perspective. The Board of Directors' Lead Director, Mr. W. Ehrhardt, is an independent director who, among other things, chairs sessions of the independent directors.

Orientation and Continuing Education

        The Nominating and Corporate Governance Committee of the Board of Directors, as required by its charter, is responsible for the orientation of new directors to our business and overseeing the continuing education needs of all directors.

        The Board of Directors encourages the directors to maintain the skill and knowledge necessary to meet their obligations as directors. This includes support for director attendance at continuing education sessions and making available newsletters and other written materials. Our directors understand the need to maintain their knowledge and skills and avail themselves of director education literature and programs.

Board and Committee Assessments

        The Board conducts a self-evaluation annually to determine whether it and its Committees are functioning effectively.

Board Committees

        The Board has established an Audit Committee, a Compensation Committee, a Compliance Committee, a Nominating and Corporate Governance Committee, and a Special Committee. The Audit, Compensation, Compliance, Nominating and Corporate Governance, and Special Committees are composed entirely of independent directors, as defined under the NYSE Listed Company Manual and the Company's Corporate Governance Guidelines. The charters of each committee (except the Special Committee which has no charter) are available on the Company's website at www.opco.com.

Audit Committee

        The Board of Directors has an Audit Committee composed of four independent directors, the duties of which are set forth below.

        The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is posted on our website at www.opco.com. The Audit Committee:

  •
  has sole authority and responsibility to nominate independent auditors for ratification by stockholders and to approve all audit engagement fees and terms (see Matter 2);

  •
  reviews annual, quarterly and all legally required public disclosure documents containing financial information that are submitted to the Board of Directors;

  •
  reviews the nature, scope and timing of the annual audit carried out by the external auditors and reports to the Board of Directors;

  •
  evaluates the external auditors' performance for the preceding fiscal year and reviews their fees and makes recommendations to the Board of Directors;

  •
  pre-approves the audit, audit related and non-audit services provided by our independent auditors and the fee estimates for such services;

  •
  reviews internal financial control policies, procedures and risk management and reports to the Board of Directors;

  •
  meets regularly with business unit leaders to understand their risk management procedures;

  •
  meets with the external auditors quarterly to review quarterly and annual financial statements and reports and to consider material matters which, in the opinion of the external auditors, should be brought to the attention of the Board of Directors and the stockholders;

  •
  reviews and directs the activities of our internal audit department, meets regularly with internal audit, legal and compliance personnel and risk management committee representatives, and reports to the Board of Directors;

  •
  reviews accounting principles and practices;

  •
  reviews management reports with respect to litigation, capital expenditures, tax matters and corporate administration charges and reports to the Board of Directors;

  •
  reviews related party transactions;

  •
  reviews changes in accounting policies with the external auditors and management and reports to the Board of Directors;

  •
  reviews and approves changes to or waivers of our Code of Conduct and Business Ethics for Senior Executive, Financial and Accounting Officers; and

  •
  annually reviews the Audit Committee Charter and recommends and makes changes thereto as required.

        All of the members of the Audit Committee are financially literate. The Board of Directors has determined that the Audit Committee includes two financial experts and that Messrs. W. Ehrhardt and Ms. Roberts, the financial experts, are independent as defined in Rule 10 A-3(b) of the Exchange Act and Section 303A.02 of the NYSE's Listed Company Manual. Mr. Ehrhardt is a Certified Public Accountant and a member of the AICPA. Ms. Roberts is a Chartered Professional Accountant and a member of the Institute of Chartered Accountants of Ontario. Currently, none of the members of the Audit Committee simultaneously serves on the audit committee of any other public company.

Compensation Committee

        The Board of Directors has adopted a Compensation Committee Charter, a copy of which is posted on our website at www.opco.com. Pursuant to its charter, the Compensation Committee's objective is to provide a competitive compensation program with strong and direct links between corporate objectives and financial performance, individual performance and compensation, mindful of the Company's corporate risk management objectives. The Compensation Committee has five members, all of whom are independent.

        The Compensation Committee:

  •
  makes recommendations to the Board of Directors with respect to our compensation policies;

  •
  monitors developments in compensation-related regulations and industry practice, and makes recommendations to the Board of Directors, as appropriate;

  •
  reviews recommendations made by the Chief Executive Officer with respect to the salary, bonus and benefits paid and provided to our senior management (except those for the Chief Executive Officer, which it handles directly) and makes recommendations to the Board of Directors with respect to the compensation of senior management including the Chief Executive Officer;

  •
  authorizes grants of stock options and stock awards and recommends modifications to our incentive compensation plans;

  •
  grants certain compensation awards to our senior management based on criteria linked to the performance of the individual and/or our Company;

  •
  annually develops and administers the Performance-Based Compensation Agreement between the Company and Mr. A.G. Lowenthal, and the performance formula for Mr. R.S. Lowenthal, and will continue to do so for other senior executives, when appropriate;

  •
  reviews compensation arrangements for risk-taking personnel to ensure that they do not encourage excessive risk-taking;

  •
  reviews compensation arrangements for Compliance Department personnel;

  •
  reviews our compensation arrangements for our independent directors and makes recommendations on changes thereto when appropriate;

  •
  reviews and provides oversight of the Company's Compensation Recovery Policy and make recommendations on changes thereto when appropriate;

  •
  monitors compliance with the criteria of our performance-based awards or grants;

  •
  makes awards under and administers our Stock Appreciation Rights Plan; and

  •
  reviews and approves our Compensation Discussion and Analysis.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee Charter, a copy of which is posted on our website at www.opco.com, provides that the Nominating and Corporate Governance Committee is responsible for ensuring that our Board of Directors is composed of directors who are fully able and fully committed to serve the best interests of our stockholders. Factors considered by the Nominating and Corporate Governance Committee in assessing director performance and, when needed, recruiting new directors include skills, character, judgment, experience, ethics, integrity and compatibility with the existing Board of Directors.

        The Nominating and Corporate Governance Committee has four members, all of whom are independent. The duties of this Committee are set out as follows:

  •
  identify individuals qualified to become Board members;

  •
  recommend additions to the Board and persons to fill vacancies on the Board;

  •
  ensure that the Board is kept up to date with respect to the regulatory environment relevant to governance issues;

  •
  maintain an orientation program for new directors and oversee the continuing education needs of directors;

  •
  oversee the evaluation of the Board and management;

  •
  make recommendations to assure the efficiency of Board meetings;

  •
  develop, review and make recommendations with respect to our Corporate Governance Guidelines; and

  •
  review and approve governance reports for publication in our management proxy statement and Annual Report on Form 10-K.

        The Nominating and Corporate Governance Committee will give appropriate consideration to board nominees recommended by Class B Stockholders. Nominees recommended by Class B Stockholders will be evaluated in the same manner as other nominees. Class B Stockholders who wish to submit nominees for director for consideration by the Nominating and Corporate Governance Committee for election at our Annual Meeting of Stockholders to be held in 2018 may do so by submitting in writing such nominee's name, in compliance with the procedures and along with the other information required by our Bylaws and Regulation 14A under the Exchange Act (including such nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), to our Secretary, at 85 Broad Street, 22nd Floor, New York, NY 10004 within the time frames set forth under the heading "Stockholder Proposals."

        The Nominating and Corporate Governance Committee is responsible for the recruitment and nomination of persons for Board positions, and to make recommendations to the Board for the appointment of directors to fill vacancies on the Board. In recruiting, nominating and appointing directors, the Nominating and Corporate Governance Committee considers:

  •
  judgment, character, expertise, skills and knowledge useful to the oversight of the Company's business;

  •
  diversity of viewpoints, backgrounds, experiences and other demographics;

  •
  business or other relevant experience (including previous board experience); and

  •
  the extent to which the interplay of the individual's expertise, skills, knowledge and experience with that of other members of the Board will build a board that is effective, collegial and responsive to the needs of the Company.

        The Nominating and Corporate Governance Committee is also responsible for initially assessing, against the Company's standards for directors' independence, whether a candidate would be independent and whether continuing directors continue to be independent and advising the Board of that assessment.

Special Committee

        On February 19, 2015, the Board of Directors of the Company formed a Special Committee of the Board in order to engage an independent law or consulting firm to conduct a review of the Company's subsidiaries, Oppenheimer & Co. Inc. and Oppenheimer Asset Management Inc.'s, broker-dealer and investment adviser compliance processes and related internal controls and governance processes, and provide recommendations to the Special Committee on how to improve any of the foregoing. On February 19, 2015, the Special Committee agreed to engage an independent law firm to conduct the aforementioned review. The Special Committee's function is to interact with the independent law firm and oversee the implementation of the law firm's recommendations. The Special Committee oversaw the implementation of various of the independent law firm's recommendations in 2015 and 2016. In January 2016, the Special Committee oversaw the process of hiring a new overall Chief Compliance Officer for the Company's subsidiaries. The independent law firm's review is continuing and the Special Committee will continue to oversee the implementation of its recommendations in 2017. The Special Committee has six members, all of whom are independent.

Compliance Committee

        The Board of Directors formed a Compliance Committee in July 2015, the Charter for which is posted on our website at www.opco.com. Pursuant to its charter, the Compliance Committee has been charged with assisting the Board of Directors with oversight of the Company's compliance function, including the Company's compliance management system and the Company's compliance with applicable laws, rules and regulations governing its financial services businesses. The Compliance Committee is composed of four independent directors, meets quarterly, or more frequently if necessary, and its responsibilities and authority include the following:

  •
  overseeing the Company's policies, procedures, programs, and training relating to compliance and supervision;

  •
  reviewing the status of the Company's compliance with applicable Federal and state securities and other laws and the rules and regulations of any SRO and internal policies, procedures and controls;

  •
  receiving and overseeing the assessment of internal and external data and reports relating to the Company's compliance and supervision programs;

  •
  creating criteria for the Chief Compliance Officer, the AML Officer and other senior officers at the Company's subsidiaries, as appropriate;

  •
  assuring the independence of the Chief Compliance Officers of the Company's subsidiaries, including assuring that the Chief Compliance Officers report to the Compliance Committee outside the presence of management at every meeting of the Compliance Committee and at such other times as the Compliance Committee may request or direct;

  •
  reviewing and evaluating findings and communications from regulators and the adequacy of the Company's responses to regulators;

  •
  receiving periodic reports, no less than quarterly, from the Chief Compliance and other compliance Officers, the AML Officer and/or the General Counsel of the Company's subsidiaries;

  •
  receiving periodic reports from the Company's Ombudsman;

  •
  overseeing the resourcing of compliance functions at the Company, including staffing, systems and monitoring;

  •
  periodically reviewing the Company's customer complaint and conflict of interest intake and resolution function, in light of risk of violation of Federal and state laws and related risks to customers;

  •
  requesting reports from the Chief Compliance and other compliance Officers, the AML Officer, the General Counsel and management at the Company's subsidiaries regarding the preparation, implementation and updating of the Company's compliance and supervision policies, procedures, programs, training and controls;

  •
  receiving and, when appropriate, meeting to discuss reports on any annual or periodic examinations conducted by governmental agencies and SROs, including requiring a copy of any report (and supporting notes and schedules) prepared by such agencies or SROs in connection with any such examination to be submitted to the Compliance Committee;

  •
  ensuring that the full Board receives reports and materials as necessary from time to time regarding significant compliance issues;

  •
  ordering, directing and overseeing any annual or periodic independent compliance audit that the Compliance Committee deems necessary or appropriate; and

  •
  undertaking such other activities as are necessary or incidental to carrying out the foregoing duties and responsibilities.

Director Compensation

        The following table describes director compensation for the year ended December 31, 2016 paid to the directors other than A.G. Lowenthal and R.S. Lowenthal, who receive no compensation in connection with their service on our Board of Directors.

2016 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
(a)	(b)(1)	(c)(2)(3)	(d)(2)	(h)
E. Behrens (4)	$63,750	$—	$—	$63,750
R. Crystal (4)	$58,000	$51,520	$—	$109,520
T.M. Dwyer (4)	$62,750	$—	$—	$62,750
W. Ehrhardt	$158,000	$51,520	$—	$209,520
P.M. Friedman	$125,375	$51,520	$—	$176,895
M.A.M. Keehner	$150,000	$51,520	$—	$201,520
K.W. McArthur (4)	$72,000	$—	$—	$72,000
A.W. Oughtred	$181,000	$51,520	$—	$232,520
E.K. Roberts (5)	$116,625	$51,520	$—	$168,145

Notes to 2016 Director Compensation Table

(1)
In the year ending December 31, 2016 we paid directors' fees as follows:

Annual Retainer Fee	$50,000
Board Meeting Fees	$5,000 per meeting attended in person and $2,000 per meeting attended by telephone
Committee Meeting Fees, except Special Committee	$1,000 per meeting attended
Lead Director and Chairman of the Audit Committee	$25,000
Committee Chairmen, except Audit and Special Committee	$15,000
Chairman of the Special Committee	$5,000 per month
Special Committee Meeting Fees, except Chairman	$2,500 per month
(2)
The values of restricted stock awards (granted under the Company's 2014 Incentive Plan) represent the grant date fair value of awards granted in the fiscal year. The underlying assumptions and methodology used to value our stock awards are described in note 15 to our consolidated financial statements for the year ended December 31, 2016 included in our Annual Report on Form 10-K for the year ended December 31, 2016 which is available on our web site at www.opco.com or in paper on request. Details of restricted stock awards held by the Named Executives appear in the "Outstanding Equity Awards Table" and notes thereto, appearing below. Details of options and restricted stock held by our non-employee directors appear below under "Director Stock-based Compensation."

(3)
Non-employee directors receive annual stock awards of restricted Class A Stock as determined by the full Board of Directors (4,000 restricted shares each on January 28, 2016) which vest as follows: 25% six months from the initial grant date and 25% on each subsequent July 27. Directors are expected to accumulate and hold at least 6,000 shares of the Company's Class A Stock and have three years to achieve that position.

(4)
Messrs. Behrens and Dwyer were appointed to the Board in May 2016. Messrs. Crystal and McArthur did not stand for reelection in May 2016.

(5)
In addition to the Director Compensation described above, Ms. Roberts received 8,390 shares of Class A Stock (value realized on vesting of $119,893), which vested on February 10, 2016 pursuant to compensation arrangements related to her previous employment with the Company.

        In 2016, the directors were paid directors' fees of $987,500 in the aggregate. Directors are reimbursed for travel and related expenses incurred in attending board and committee meetings. The directors who are not our employees are also entitled to the automatic grant of stock awards under the Company's 2014 Incentive Plan, which was adopted effective as of February 26, 2014 and ratified by our stockholders on May 12, 2014. Reference is made to the table under "Director Stock-based Compensation" below. Directors who are our employees are not entitled to receive compensation for their service as directors.

        The Company has not made contributions to any tax exempt organizations in which an independent director serves as an executive officer.

        We operate in a challenging marketplace in which our success depends upon, among other things, our ability to attract and retain non-employee directors of the highest caliber. The Board believes that we must offer a competitive non-employee director compensation program if we are to successfully attract and retain the best possible candidates for these important positions of responsibility. Accordingly, we reviewed our practices against those of our peers and general trends in director compensation and, on December 14, 2011, the Board of Directors approved changes in non-employee director compensation. Director compensation for 2017 will remain the same as for 2016, described in Notes (1) and (3) of the Notes to the 2016 Director Compensation Table above, except that on February 23, 2017, the Board of Directors approved a restricted stock award of 3,500 shares of the Company's Class A non-voting stock for each non-employee director.

        In addition, the Board approved an amendment to the Company's 2006 Equity Incentive Plan, which was approved by our stockholders at the 2012 Annual Meeting, which has the effect of replacing a program of automatic stock option grants to non-employee directors with a program of annual restricted stock awards. The 2006 Equity Incentive Plan was merged into the 2014 Incentive Plan during 2014. Currently, there are no outstanding unexercised director options.

Director Stock-based Compensation

        The following table describes non-employee director stock-based awards held at December 31, 2016 and the numbers of unvested awards, as applicable.

Outstanding Equity Awards Table
As of December 31, 2016

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiry Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)(4)	(i)	(j)
E. Behrens	—	—	—	—	—	—	$—	—	—
R. Crystal	—	—	—	—	—	—	$—	—	—
T.M. Dwyer	—	—	—	—	—	—	$—	—	—
W. Ehrhardt	—	—	—	—	—	500(1)	$83,700(1,2,3)	—	—
1,000(2)
3,000(3)
P. Friedman	—	—	—	—	—	3,000(3)	$55,800(3)	—	—
M.A.M. Keehner	—	—	—	—	—	500(1)	$83,700(1,2,3)	—	—
1,000(2)
3,000(3)
K.W. McArthur	—	—	—	—	—	—	$—	—	—
W. Oughtred	—	—	—	—	—	500(1)	$83,700(1,2,3)	—	—
1,000(2)
3,000(3)
E.K. Roberts	—	—	—	—	—	500(1)	$83,700(1,2,3)	—	—
1,000(2)
	—	—	—	—	—	3,000(3)	—	—	—

Notes to Outstanding Equity Awards Table:

(1)
Restricted stock award for 2,000 shares of Class A Stock were granted on 1/2/2014 with vesting as follows: 25% on 7/1/2014, 7/1/2015, 7/1/2016 and 7/1/2017.

(2)
Restricted stock award for 2,000 shares of Class A Stock were granted on 1/28/2015 with vesting as follows: 25% on 7/27/2015, 7/1/2016, 7/1/2017 and 7/1/2018.

(3)
Restricted stock award for 4,000 shares of Class A Stock were granted on 1/28/2016 with vesting as follows: 25% on 7/27/2016, 7/27/2017, 7/27/2018 and 7/27/2019.

(4)
The market value is based on the closing price of the Class A Stock on the NYSE on December 31, 2016 of $18.60.

        On February 23, 2017, the non-employee directors were each granted restricted stock awards of 3,500 shares of Class A Stock. These awards each vest in the amount of 25% on August 22, 2017, August 22, 2018, August 22, 2019 and August 22, 2020.

 Option Exercises and Stock Vested
For the Year Ended December 31, 2016

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
E. Behrens	—	—	—	$—
R. Crystal	—	—	7,163	$98,993
T.M. Dwyer	—	—	—	$—
P. Friedman	—	—	1,000	$15,810
W. Ehrhardt	—	—	2,663	$42,019
M.A.M. Keehner	—	—	2,663	$42,019
K.W. McArthur	—	—	—	$—
W. Oughtred	—	—	2,662	$42,003
E.K. Roberts (1)	—	—	2,000	$31,570
(1)
See Note (5) to the 2016 Director Compensation Table above.

Directors' and Officers' Insurance

        We carry liability insurance for our directors and officers and the directors and officers of our subsidiaries. Between November 30, 2015 and November 30, 2016, our aggregate insurance coverage was $35 million with a $2.5 million deductible and an aggregate annual premium of $646,950 and includes Side A coverage in the amount of $2.5 million. The coverage was renewed for a further year effective November 30, 2016 at an aggregate annual premium of $627,968.

        Under our Bylaws, we are obligated to indemnify our and our subsidiaries' directors and officers to the maximum extent permitted by the DGCL. We have entered into an indemnity agreement with each of our directors and certain officers providing for such indemnities.

Stock Ownership of Board Members

        For information on the beneficial ownership of securities of the Company by directors and executive officers, see "Security Ownership of Certain Beneficial Owners and Management" below.

Compensation Committee Interlock and Insider Participation

        Messrs. Dwyer, Ehrhardt, Friedman, Keehner and Oughtred served as members of the Compensation Committee for the fiscal year ended December 31, 2016. None of the members of the Compensation Committee is or has ever been one of our officers or employees or been a party to a transaction with our Company. No interlocking relationship exists between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other entity.

 REPORT OF THE AUDIT COMMITTEE

        As required by our Audit Committee Charter, the Audit Committee reports as follows:

        The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. It meets with management and our internal audit group and independent auditors regularly and reports the results of its activities to the Board of Directors. In this connection, the Audit Committee has done the following with respect to fiscal 2016:

  •
  Reviewed and discussed with our management and Deloitte & Touche LLP our unaudited quarterly reports on Form 10-Q and quarterly reports to stockholders for the first three quarters of the year.

  •
  Reviewed and discussed our audited financial statements and annual report on Form 10-K for the fiscal year ended December 31, 2016 with our management and Deloitte & Touche LLP.

  •
  Reviewed and discussed with our internal auditors their internal control program for the year, the internal audits conducted during the year, and their testing of internal controls in accordance with Section 404 of the Sarbanes-Oxley Act of 2002.

  •
  Discussed with Deloitte & Touche LLP the matters required to be discussed by the rules of the Public Company Accounting Oversight Board (PCAOB).

  •
  Received written disclosure from Deloitte & Touche LLP as required by the applicable requirements of the PCAOB regarding the independent accountant's communications with the audit committee concerning independence and discussed with Deloitte & Touche LLP its independence.

  •
  Discussed with management and with Deloitte & Touche LLP the documentation and testing of our internal accounting controls in accordance with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002.

        Based on the foregoing, the Audit Committee recommended to the Board of Directors our audited financial statements for the year ended December 31, 2016 prepared in accordance with GAAP be included in our Annual Report on Form 10-K for the year ended December 31, 2016.

  The Audit Committee

        Elaine K. Roberts — Chairman
        Timothy M. Dwyer
        William Ehrhardt
        Michael A.M. Keehner

 REPORT OF THE COMPENSATION COMMITTEE

        As required by our Compensation Committee Charter, the Compensation Committee reports as follows:

        Under its Charter, the Compensation Committee is required to discharge the Board of Directors' responsibilities relating to compensation of our senior executive officers and to report on its practices to our stockholders in our annual proxy statement. The Compensation Committee, comprised of independent directors, reviewed and discussed the following Compensation Discussion and Analysis with our management. In reaching its conclusions, the members of the Compensation Committee were aware of the ongoing focus of the media, the government and the general population on the compensation of executives and employees of financial service companies, as well as recent trends in compliance and other regulatory enactment and enforcement activities which affect the Company.

        The Compensation Committee regularly monitors important developments and proposed regulations in compensation practices and seeks to see that its methodology aligns pay practices with corporate objectives and performance and does not encourage excessive risk-taking. The Compensation Committee believes that the 2016 compensation payments made to executives and employees were substantially so aligned. Based on its review and discussions, the Compensation Committee approved and recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

  The Compensation Committee

      Michael A.M. Keehner — Chairman
      Timothy M. Dwyer
      William Ehrhardt
      Paul M. Friedman
      A. Winn Oughtred

        The Report of the Compensation Committee set forth in this proxy statement shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934, as amended ("Exchange Act"), or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this proxy statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

 REPORT OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

        As required by our Nominating and Corporate Governance Committee Charter, the Nominating and Corporate Governance Committee reports as follows:

  •
  The Nominating and Corporate Governance Committee is responsible for maintaining and developing governance principles consistent with high standards of corporate governance.

  •
  In May 2016, Messrs. Behrens and Dwyer were elected to the Board of Directors on the recommendations of the Board and the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has assessed the composition, effectiveness and size of the Board of Directors and determined that the incumbent directors are performing effectively and that a board of nine directors is appropriate for the Company. The Nominating and Corporate Governance Committee has recommended that the current directors be nominated for election to the Board.

  •
  The Nominating and Corporate Governance Committee has determined that Messrs. Behrens, Dwyer, Friedman, Ehrhardt, Keehner and Oughtred and Ms. Roberts are independent in accordance with applicable independence standards. In addition, the Nominating and Corporate Governance Committee monitored director attendance at Board of Directors and committee meetings and has determined that each nominee for director who is presently a director, except for one, attended 100% of meetings and that such attendance meets acceptable standards.

  •
  The Nominating and Corporate Governance Committee conducted a Board effectiveness and self-assessment review for 2016 and has reported thereon to the Board.

  •
  The Nominating and Corporate Governance Committee supervised the Board of Directors' annual review of our Corporate Governance Guidelines.

  •
  The Nominating and Corporate Governance Committee has developed a program to encourage the Company's independent directors to maintain their skills and knowledge as directors which the independent directors used in 2016.

  The Nominating and Corporate Governance Committee

        A. Winn Oughtred — Chairman
        Evan Behrens
        Paul M. Friedman
        Michael A.M. Keehner

 REPORT OF THE COMPLIANCE COMMITTEE

        As required by our Compliance Committee Charter, the Compliance Committee reports as follows:

  •
  The Compliance Committee has been charged with assisting the Board of Directors with oversight of the Company's compliance function, including the Company's compliance management system and the Company's compliance with applicable laws, rules and regulations.

  •
  Since the Compliance Committee was formed in July 2015, it has met regularly with the Company's senior compliance officers, including receiving reports by the Chief Compliance Officer of the Company and its subsidiary broker-dealer and the investment advisers, and quarterly reports by the Company's AML Officer and General Counsel.

  •
  The Compliance Committee received periodic reports on regulatory inquiries and findings, and subsequently reviewed and evaluated the sufficiency of the Company's responses to them and the resulting actions that had been taken to address any findings.

  •
  The Compliance Committee also received periodic reports from the Company's Ombudsman regarding the performance of his responsibilities, including any complaints received by the Company's Ombudsman and the resulting response by management, if applicable.

  •
  In order to assure the independence of the Chief Compliance Officer of the Company, the Chief Compliance Officer reported to the Committee outside the presence of management at every meeting held by the Compliance Committee.

  •
  The Compliance Committee also oversaw the resourcing of the compliance functions at the Company, including staffing, systems and monitoring.

  The Compliance Committee

        Paul M. Friedman — Chairman
        Evan Behrens
        William Ehrhardt
        A. Winn Oughtred

 MATTER NO. 2

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has reappointed Deloitte & Touche LLP as our independent auditors for the 2017 fiscal year subject to ratification by the holders of the Class B Stockholders at the Meeting. The Audit Committee intends to fix the remuneration of the auditors.

        Representatives of Deloitte & Touche LLP are expected to be present at the Meeting and will be given the opportunity to make a statement, if they desire, and to respond to appropriate questions.

        To be effective, this matter must be authorized by the affirmative vote of a simple majority of the votes cast by the Class B Stockholders at the Meeting. Abstentions will not be counted as votes for or against the proposal. Mr. A.G. Lowenthal owns 96.4% of the Class B Stock and has informed the Company that he intends to vote all of such Class B Stock in favor of the proposal. See "Security Ownership of Certain Beneficial Owners and Management."

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP FOR FISCAL 2017 AND FOR THE AUTHORIZATION OF THE AUDIT COMMITTEE TO FIX THE AUDITORS' REMUNERATION.

 Principal Accounting Fees and Services

        Deloitte & Touche LLP has served as our independent registered accounting firm since 2013. Prior thereto, PriceWaterhouseCoopers LLP served as our independent registered public accounting firm since 1993. Deloitte & Touche LLP has advised us that neither the firm nor any of its members or associates has any direct financial interest or any material indirect financial interest in us or any of our affiliates other than as our auditor.

        Audit Fees, Audit-Related Fees and Tax Fees.    The fees billed to us and our subsidiaries by Deloitte & Touche LLP for the years 2016 and 2015 in connection with services provided in such years were as follows:

	Year Ended December 31,
	2016	2015
Audit fees	$1,837,335	$1,801,010
Audit-related fees	250,950	281,289
Tax fees	70,482	116,816
All other fees	482,984	—

	$2,641,751	$2,199,115

        The 2016 audit fees include the fees for the audit of our annual consolidated financial statements for the year 2016 and the review of the quarterly financial statements included in the Forms 10-Q filed by us and the interim reports to stockholders sent to stockholders during the year. Audit fees also include the separate entity audits of Oppenheimer & Co. Inc., Freedom Investments, Inc., Oppenheimer Europe Ltd. (formerly Oppenheimer E.U. Ltd.), Oppenheimer Investments Asia Limited, and Oppenheimer Israel (OPCO) Ltd. During 2016, Deloitte & Touche LLP provided tax compliance services for us in the U.S., the U.K, Israel and Asia. In addition, during 2016 Deloitte & Touche LLP performed the audit services required for the production of SSAE 16 Reports for Oppenheimer & Co. Inc. Additionally, Deloitte & Touche LLP performed the mandated examinations as required by the SEC Investment Advisory Custody Rule. Deloitte also assisted the Company in its readiness efforts for new rules around the DOL fiduciary standard rules and new guidelines around funding and liquidity for registered brokers and dealers.

        The Audit Committee has the sole authority and responsibility to appoint independent auditors for ratification by stockholders, and to recommend to stockholders that independent auditors be removed. The Audit Committee has appointed Deloitte & Touche LLP as our auditors for 2017 for ratification by the stockholders at the Meeting.

        The Audit Committee recommends and the Board of Directors approves all audit engagement fees and terms in addition to all non-audit engagements and engagement fees submitted by independent auditors. The process begins prior to the commencement of the services. The fees described above were all pre-approved.

 MATTER NO. 3

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

        In response to the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, we are providing Class B Stockholders with an opportunity to cast an advisory (non-binding) vote on the compensation of our named executive officers identified in the "Summary Compensation Table" on page 39 ("Named Executives"), commonly referred to as a "say on pay" vote. Your vote is advisory and will not be binding on our Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when making future executive compensation recommendations. It was determined at our 2011 Annual Meeting that this advisory vote take place every three years. The first advisory vote took place at our 2011 Annual Meeting and endorsed the referenced compensation. The second advisory vote took place at our 2014 Annual Meeting and endorsed the referenced compensation. You are also being asked to vote on the frequency of this advisory vote at our 2017 Annual Meeting (see Matter No. 4).

        Our compensation policy is designed to recruit, motivate, reward and retain the high performing executive talent required to create superior long-term stockholder returns; reward executives for short-term performance as well as growth in enterprise value over the long-term; provide a competitive compensation package relative to peers and competitors; and ensure effective utilization and development of talent by employing appropriate management processes, such as performance appraisal and management development.

        Stockholders are encouraged to read the Compensation Discussion and Analysis (CD&A) section of this proxy statement (found on page 39), which describes our compensation policies and practices. The Compensation Committee and the Board of Directors believe that the policies and practices described in the CD&A provide a compensation framework which enables us to retain and appropriately reward the executive officers that we believe are critical to our long-term success, while linking that compensation to our corporate objectives and performance.

        For example:

  •
  our Named Executives do not generally have employment agreements;

  •
  our Named Executives do not receive supplemental retirement benefits;

  •
  other than access to one parking place, our Named Executives do not receive any perquisites that are not generally available to all employees;

  •
  our incentive compensation is reviewed annually by the Compensation Committee to ensure that we are not encouraging undue risk-taking and we are aligning executive compensation with the strategic objectives and performance of the Company;

  •
  our Chief Executive Officer's annual salary and incentive compensation is established by the Compensation Committee which is composed of independent directors;

  •
  a substantial portion of our Chief Executive Officer's compensation is driven by performance goals which are established annually by the Compensation Committee from a broad array of financial, performance and strategic parameters; and

  •
  we have approved a compensation recovery policy which provides for the recovery, under certain circumstances, of all of the incentive compensation received by our executive officers (currently our Chairman and Chief Executive Officer and Chief Financial Officer), as well as cash bonuses and any profits realized from the sale of securities of the Company during the twelve month period following the issuance in the case of a restatement of our financial statements, the unvested incentive compensation other officers and employees designated by the Compensation Committee received during the three fiscal years prior to a restatement of our financial statements, and a portion of the unvested incentive compensation paid to our executive officers and other designated officers and employees in the case of material misconduct or other violative behavior.

        This Matter No. 3, commonly known as a "Say-on-Pay" proposal, gives you, as a Class B Stockholder, an opportunity to endorse or not endorse the compensation we pay to our Named Executives on an advisory basis, for the following resolution:

        RESOLVED THAT:

        The compensation paid to Oppenheimer Holdings Inc.'s named executive officers, as disclosed pursuant to the Securities and Exchange Commission's compensation disclosure rules, including the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth on pages 39 to 54 of this Proxy Statement, is hereby approved.

        To be effective this resolution must be passed by the affirmative vote of a simple majority of the votes cast by the Class B Stockholders at the meeting. Mr. Lowenthal owns 96.4% of the Class B Stock and has informed the Company he intends to vote all of such Class B Stock in favor of the proposal. See "Security Ownership of Certain Beneficial Owners and Management."

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

 MATTER NO. 4

ADVISORY (NON-BINDING) VOTE ON FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

        In response to the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, we are providing Class B Stockholders with an opportunity to cast an advisory (non-binding) vote on how frequently we should seek an advisory vote on the compensation of our Named Executives, commonly referred to as a "say on pay" vote, as provided in Matter No. 3.

        Dodd-Frank and Section 14A of the Exchange Act requires us, not less frequently than once every six years, to submit a proposal allowing our Class B Stockholders to vote, in an advisory, non-binding vote, on whether the frequency of a vote on executive compensation will occur every 1, 2 or 3 years. As a Class B Stockholder of the Company, you are being provided the opportunity to vote on the frequency of the vote on executive compensation.

        Your vote is advisory and will not be binding upon our Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering the frequency of submitting to Class B Stockholders a resolution to afford Class B Stockholders the opportunity to vote on executive compensation.

        The Company's Board of Directors recommends that Class B Stockholders vote "FOR" the resolution to have a vote on executive compensation every 3 years. The Company's compensation programs and policies have remained consistent over many years and, therefore, your Board does not believe that a more frequent vote on executive compensation would provide a benefit.

        The accompanying form of proxy provides for four choices (every 1, 2 or 3 years, or abstain). Class B Stockholders are voting on one of these periods, and are not voting to approve or disapprove the Company's recommendation.

        The frequency of the Class B Stockholder vote on executive compensation (every 1, 2 or 3 years) will be determined by a plurality of votes cast "FOR" the year receiving the highest number of votes, even if such votes do not constitute a majority. Abstentions will not be counted as votes cast either for or against the proposal. Mr. Lowenthal owns 96.4% of the Class B Stock and has informed the Company he intends to vote all of such Class B Stock in favor of holding a vote on executive compensation every 3 years. See "Security Ownership of Certain Beneficial Owners and Management."

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE "3 YEAR" FREQUENCY OPTION ON FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

 MATTER NO. 5

2014 INCENTIVE PLAN

        The matter referred to below involves the approval of the issue of up to 1,000,000 additional shares of Class A Stock to the Oppenheimer Holdings Inc. 2014 Incentive Plan to or for the benefit of employees of the Company and its subsidiaries as part of their compensation. It is a requirement of the New York Stock Exchange, Inc. (the "NYSE") that this matter be approved by the Class B Stockholders.

Issue of Class A Stock to the Oppenheimer Holdings Inc. 2014 Incentive Plan

        On May 9, 2005, the Class A and Class B Stockholders approved the Oppenheimer & Co. Inc. Employee Share Plan (the "ESP") for employees of the Company and its subsidiaries (including executive officers) providing up to 750,000 shares of Class A Stock to be issued from treasury as part of employee compensation. On May 14, 2007, the Class B Stockholders approved the Company's 2006 Equity Incentive Plan (the "EIP") providing up to 800,000 shares of Class A Stock to be issued from treasury as part of employee compensation. The ESP and the EIP are collective referred to herein as the "Prior Plans". On May 5, 2008, the Class B Stockholders approved the issue of an additional 380,000 shares of Class A Stock to the Prior Plans. On May 9, 2011, the Class B Stockholders approved the issue of an additional 500,000 shares of Class A Stock to the Prior Plans. On May 10, 2013, the Class B Stockholders approved the issue of an additional 1,250,000 shares of Class A Stock to the Prior Plans. On May 12, 2014, the Class B Stockholders approved the Oppenheimer Holdings Inc. 2014 Incentive Plan (the "OIP"), which amended, restated and replaced the Prior Plans. The purpose of the OIP is to assist the Company and its operating subsidiaries to attract, retain and provide incentives to key management employees, including executive officers. The Compensation Committee may grant stock awards and restricted stock awards pursuant to the OIP which are accounted for as equity awards and valued at grant date fair value. OIP awards typically require the completion of a service period and are subject to three or five year cliff vesting, as determined by the Compensation Committee. Dividends may or may not accrue during the service period, depending on the terms of individual OIP awards. The Company delivers the underlying shares of Class A Stock to the employee at the end of the applicable vesting period so long as such employee continues to be an employee of the Company or one of its operating subsidiaries from shares of Class A Stock held in the Company's treasury.

        The award of Class A Stock under the OIP is a significant component of the Company's compensation program for key employees of the Company and its subsidiaries. The award of stock to key employees is intended to align their interests with those of the Class A Stockholders. Accordingly, the number of shares of Class A Stock underlying existing share-based arrangements together with shares of Class A Stock reserved for future arrangements as a percentage of the Company's issued Class A Stock might be perceived as being relatively high. The Board and the Compensation Committee have adopted a policy of maintaining the percentage of reserved stock for share-based awards to not more than 20% of the number of issued shares of Class A Stock. The current percentage of shares of Class A Stock underlying existing share-based arrangements together with shares of Class A Stock reserved for future arrangements as a percentage of the Company's issued Class A Stock at March 10, 2017 is 11% (19% upon the approval of this Matter No. 5). A discussion of the Company's share-based plans is presented in note 15 to our consolidated financial statements for the year ended December 31, 2016 included in our Annual Report on Form 10-K for the year ended December 31, 2016 which is available without charge, except for exhibits to the report, by (i) writing to Oppenheimer Holdings Inc., 85 Broad Street, 22nd Floor, New York, New York 10004, Attention: Secretary, (ii) calling 1-800-221-5588, or (iii) emailing us with your request at info@opco.com.

        As of March 10, 2017, the Company has outstanding stock awards of 1,354,397 shares of Class A Stock (of which 1,186,380 shares were awarded pursuant to the OIP) as part of employee compensation which is designed both to reward past performance, to induce potential employees to accept employment and to retain key employees. It is anticipated that a further 1,000,000 shares of Class A Stock will be required for the

OIP for the next several years. As discussed in the Compensation Discussion and Analysis, the Company has limited its use of stock option awards in favor of stock awards, substantially all subject to vesting provisions.

        Accordingly, Class B Shareholders are being asked to consider and, if deemed advisable, pass the resolution which appears below authorizing the issue of up to an additional 1,000,000 Class A Shares to the OIP.

        RESOLVED THAT:

          1.     The issue by the Board of Directors of the Company, from time to time, of up to an aggregate of 1,000,000 shares of Class A non-voting stock of the Company to the Oppenheimer Holdings Inc. 2014 Incentive Plan be and it is hereby authorized.

          2.     The proper officers and directors of the Company be and they hereby are authorized and directed to take all such action and execute all such documents as are necessary to implement the terms of the foregoing resolution.

        To be effective, these resolutions must be passed by the affirmative vote of a simple majority of the votes cast by the Class B Stockholders at the Meeting. Abstentions will not be counted as votes for or against the proposal. A.G. Lowenthal owns 96.4% of the Class B Stock and has informed the Company he intends to vote all of such Class B Stock in favor of the proposal. See "Security Ownership of Certain Beneficial Owners and Management."

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ISSUE OF UP TO 1,000,000 SHARES OF CLASS A STOCK TO THE OPPENHEIMER HOLDINGS INC. 2014 INCENTIVE PLAN.

 EXECUTIVE COMPENSATION AND RELATED INFORMATION

2016 Company Performance

        Revenue for the year ended December 31, 2016 was $857.8 million, a decrease of 4.5% compared to the year 2015. The Company reported a net loss for the year ended December 31, 2016 of $1.2 million or $0.09 per share compared to a net income of $2.0 million or $0.14 per share in 2015.

        During the past year, the Company's short-term performance failed to meet our goals. However, we realized certain achievements as we continued to invest in building the Oppenheimer franchise:

  •
  We completed the asset sale of Oppenheimer Multifamily Housing and Healthcare Finance, Inc. in order to focus on our core businesses. This resulted in a profit on the sale and closing out our participation in the commercial mortgage business.

  •
  We continued to focus on managing expenses, which were down in 2016, mostly due to lower litigation and regulatory costs as well as lower operating costs.

  •
  We significantly enhanced all major governance and compliance processes by adding new public company directors, senior personnel, streamlining reporting lines, reorganizing business and compliance functions, replacing manual processes with more efficient technology.

  •
  We enhanced our internal communications platform to articulate and emphasize a firm-wide culture of compliance.

  •
  We invested in new employees and in programs across the Company to recruit, engage, motivate and retain employees.

  •
  We revised elements of our branch level compensation and introduced the Branch Control Officer position to separate compliance roles from branch leadership and sales management.

  •
  We put in place our enhanced Unified Managed Account platform at Oppenheimer Asset Management Inc., which has enhanced our margins and allows financial advisors the ability to easily add additional investment managers into a single account for simplified position reporting along with sophisticated re-balancing and modeling capability.

  •
  We continued to purchase failed Auction Rate Securities from our clients holding such securities and significantly lowered our exposure to these issues, all in accordance with regulatory orders from 2010. We currently have no outstanding litigation relating to auction rate securities.

  •
  We invested in over 50 technology initiatives focused on compliance, operations and business-line functions, and cybersecurity enhancements.

  •
  We substantially revamped and improved all aspects of corporate marketing both internally and externally to enhance our business, to provide better client experience and in order to present a more competitive and compelling face for our company to the industry and investing community.

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  We put in place new leadership in investment banking focused on identifying and recruiting senior level investment bankers.

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  We made significant progress in debt capital markets with significantly increased revenues from the issuance of emerging market debt on behalf of both sovereign and private issuers.

2016 Compensation Highlights

        The Compensation Committee of the Board (the "Compensation Committee") and the Board of Directors believe that the policies and practices described in the following Compensation Discussion and Analysis ("CD&A") provide a compensation framework which enables us to retain and appropriately reward the executive officers that we believe are critical to our long-term success, while linking that compensation to our corporate objectives and performance.

        For example:

  •
  our Named Executives do not generally have employment agreements;

  •
  our Named Executives do not receive supplemental retirement benefits;

  •
  other than access to one parking space, our Named Executives do not receive any perquisites that are not generally available to all employees;

  •
  our incentive compensation practices are reviewed annually by the Compensation Committee to ensure that we are not encouraging undue risk-taking and we are aligning executive compensation with the strategic objectives and performance of the Company;

  •
  our Chief Executive Officer's annual salary and incentive compensation are established by the Compensation Committee, which is composed of independent directors;

  •
  a substantial portion of our Chief Executive Officer's compensation is driven by performance goals which are established annually by the Compensation Committee from a broad array of financial, performance and strategic parameters and capped pursuant to a contractual arrangement; and

  •
  we have approved a compensation recovery policy which provides for the recovery, under certain circumstances, of all of the incentive compensation received by our executive officers (currently our Chairman and Chief Executive Officer and Chief Financial Officer), as well as cash bonuses and any profits realized from the sale of securities of the Company during the twelve month period following the issuance in the case of a restatement of our financial statements, the unvested incentive compensation other officers and employees designated by the Compensation Committee received during the three fiscal years prior to a restatement of our financial statements, and a portion of the unvested incentive compensation paid to our executive officers and other designated officers and employees in the case of material misconduct or other violative behavior.

        Some highlights of our 2016 compensation decisions include the following:

  •
  Base salaries paid to senior executive officers in 2016 were not increased from 2015 levels;

  •
  Our methodologies track short-term performance and annual bonuses for our Named Executives slightly decreased compared to 2015;

  •
  On January 26, 2017, the Company awarded a total of 343,500 shares of restricted Class A Stock to our employees, each of which will cliff vest in three years. These awards will be expensed over the applicable three year period; and

  •
  On February 23, 2017, the Company awarded a total of 64,100 shares of restricted Class A Stock to our employees, each of which will cliff vest in three years. These awards will be expensed over the applicable three year period.

        The foregoing 2016 Company Performance and Compensation Highlights do not purport to be complete and are subject to, and qualified in their entirety by reference to, the CD&A set forth below which should be read in its entirety for a full and complete understanding of our compensation policies and practices as well as the compensation awarded to, earned by, or paid to our executive officers for 2016 as well as to our Annual Report on Form 10-K for the year ended December 31, 2016.

 Compensation Discussion and Analysis

Introduction

        The following CD&A describes the material elements of compensation for our named executive officers identified in the "Summary Compensation Table" (the "Named Executives"). The Compensation Committee, which is comprised entirely of independent directors, makes recommendations to the Board for the total compensation (that is the base salary, annual bonus, stock options and stock awards) of our senior executive officers, including the Named Executives. The Compensation Committee's determination of the total compensation of our Chief Executive Officer is subject, in part, to the Performance-Based Compensation Agreement, amended and restated effective May 11, 2015, between the Company and our Chief Executive Officer, for which we received stockholder approval on May 11, 2015.

        Certain processes and procedures of the Compensation Committee are discussed below including its role in dealing with the Chief Executive Officer's compensation and the compensation of the other Named Executives. The Compensation Committee considers recommendations from the Chief Executive Officer with respect to the compensation of the Named Executives (other than the Chief Executive Officer), as it does on compensation matters such as year-end incentive compensation and stock awards for all of our other employees.

        The day-to-day design and administration of health benefits, the deferred compensation plans and the 401(k) plan and other employee benefit plans and policies applicable to salaried U.S.-based employees in general are handled by our Human Resources, Finance and Legal Departments.

        For the purposes of determining 2016 executive compensation, the Compensation Committee did not retain independent compensation consultants, although the Compensation Committee may retain compensation consultants when it deems necessary, and it does rely upon Equilar Inc. as a reference source for comparable financial and compensation data.

Objectives and Policies

        The Compensation Committee's objective is to provide a competitive compensation program with strong and direct links between corporate objectives and financial performance, individual performance and compensation, mindful of our corporate risk management objectives. Our compensation policy with respect to our Named Executives, including the Chief Executive Officer, has the following objectives:

  •
  recruit, motivate, reward and retain the high performing executive talent required to create superior long-term stockholder returns;

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  reward executives for short-term performance as well as for growth in enterprise value over the long-term;

  •
  provide a competitive compensation package relative to peers and competitors; and

  •
  ensure effective utilization and development of talent by employing appropriate management processes, such as performance appraisals.

        Our compensation program for senior executive officers, including the Named Executives, consists of the following key elements: a base salary, an annual bonus, grants of share-based compensation (typically stock awards) and, in the case of the Chief Executive Officer, annual performance-based compensation pursuant to his Performance-Based Compensation Agreement. The Compensation Committee also used a performance-based compensation arrangement for R.S. Lowenthal, another senior executive officer whose compensation is likely to be in excess of $1 million. The goal of the Compensation Committee is to provide a compensation structure which will enable us to retain and appropriately reward the executive officers that we believe are critical to our long-term success. The Compensation Committee also reviews compensation arrangements to ensure that a portion of the Named Executives' compensation is directly related to corporate performance, appropriate risk management and other factors that directly and indirectly influence stockholder value.

        The Compensation Committee regularly evaluates the benefits of referring to a "peer group" of public companies to guide its decision making process with respect to compensation and did so in 2016. The Compensation Committee does not view the Company as having many true peers, given the Company's size, business model and mix of businesses as well as a trend of consolidation in the financial services industry which continued in 2016, and a continuing trend of companies electing to become or remain privately held. Many companies that might otherwise be considered to be a part of the Company's peer group are either units of much larger bank holding companies or smaller companies that are not wholly comparable to our business. However, the Compensation Committee recognizes the value of using peer group insights to further its understanding of certain industry compensation practices and the competitive market for executive talent. In 2016, we reviewed the compensation practices for senior executives of a wide range of economically-comparable or activity-comparable financial services enterprises.

        The Compensation Committee also reviewed the compensation practices of a subset of these peer group companies, including Piper Jaffrey, Stifel Financial, Raymond James Financial, Ladenburg Thalmann Financial Services, LPL Financial Holdings, Cowen Group, Greenhill & Co. and JMP Group to provide a context for broad parameters of its 2016 compensation decisions for our Chief Executive Officer, but the determination of the amounts granted and the form of grant was set with reference to our own business model and substantially governed by the annual goals established under the Performance-Based Compensation Agreement with the Chief Executive Officer described further below. The Compensation Committee also used these peer group companies and broad studies of companies similar to our Company in revenue as well as other financial services companies to set a context for our decisions on non-employee director compensation practices. See "Director Compensation."

        The Compensation Committee does not employ a formal benchmarking strategy or rely upon specific peer-derived targets. The Compensation Committee has not chosen to engage an independent outside compensation consultant for purposes of determining 2016 executive compensation, believing it can better relate business model performance parameters to our executive compensation than someone unfamiliar with our specific business. However, the Compensation Committee has engaged Equilar Inc., which we believe to be an unbiased source of compensation related information, to provide it with data sources and comparisons with respect to the compensation practices of other registered U.S. companies.

        The Compensation Committee believes potential incentive compensation (annual bonus and share-based awards) should generally comprise between 50% to 95% of total annual compensation for the Named Executives because:

  •
  these executive officers are in positions to influence corporate strategy and execution;

  •
  tying the majority of total compensation to incentive payments helps ensure focus on our goals;

  •
  their compensation is "at risk" and will thus depend upon our Company producing financial results that warrant such payments;

  •
  the volatile nature of our market-driven businesses should be reflected in our compensation practices; and

  •
  our share-based compensation generally cliff vests after three or five years and therefore aligns the executive officer with a continuing interest in enterprise value.

        The Compensation Committee makes recommendations to the Board with respect to total compensation including an annual bonus and grants equity awards, if appropriate, for our Named Executives and other senior executives. The Compensation Committee does not necessarily grant share-based awards to employees, including the Named Executives, on an annual basis. It considers the performance of the employee and the number of outstanding share-based awards already awarded to the employee when determining total compensation in any year and the degree to which the employee already has (or may have) a long-term interest in the Company's success. Upon the vesting of an employee's share-based awards, the Compensation Committee also considers whether or not to grant new awards to the employee and on what terms such awards will be made. All share-based awards are priced at fair value at the grant date and are typically conditioned upon the employee's continued employment with the Company for a significant period of time.

        The Compensation Committee believes that, as stockholders, the Named Executives, and other senior executives and selected employees will be motivated to consistently deliver financial results that build wealth for all stockholders over the long-term, and it currently uses share-based awards to accomplish that objective. The Compensation Committee is cognizant of the impact of the accounting guidance on our financial results and strives to balance the granting of stock options and other forms of stock-based incentives with the other objectives of executive compensation set forth above. Since the adoption of accounting guidance on Share-Based Payment, on January 1, 2006, requiring us to expense stock options, we have granted only a very limited number of stock options and none to the Named Executives. At March 10, 2017, we had stockholder approval to award 1,465,908 shares of Class A Stock pursuant to our share-based awards plans (11% of our outstanding Class A Stock), of which 1,354,397 shares of Class A Stock are the subject of current share-based compensation arrangements and subject to vesting requirements. Of these shares of Class A Stock, awards for 343,500 shares of Class A Stock were granted in January 2016. In January 2011, we established a compensation recovery ("clawback") policy which permits us to recover certain incentive compensation in specified circumstances. See discussions under "Stock Option Grants," "Stock Awards" and "Compensation Recovery Policy" below.

        Compensation arrangements for most of our senior executive officers (other than the Chief Executive Officer) generally involve a significant component of remuneration which is contingent on our Company's performance and the performance of the individual senior executive officers; an annual cash bonus (which permits individual performance to be evaluated and recognized on an annual basis) and share-based awards (which directly link a portion of their compensation to stock price appreciation realized by our stockholders). The Compensation Committee believes that this approach best serves the interests of stockholders by enabling us to structure compensation in a way that meets the requirements of the highly competitive environment in which we operate, while ensuring that senior executive officers are compensated in a manner that advances both our short and long-term interests and those of our stockholders. For the Chief Executive Officer's compensation arrangements, see discussion under "Chief Executive Officer Compensation" below.

        The Compensation Committee, like the Board as a whole and management, recognizes the importance and need to continue the enhancement of the Company's compliance culture and policies and the effectiveness thereof to enhance the overall profitability and endurance of the franchise. To this end the Compensation Committee will, in setting compensation in 2017 for senior executive officers, including the Named Executives, and other executives and employees in positions with compliance responsibilities, emphasize compliance as a part of the review of such employee's compensation.

Consideration of Say-On-Pay Votes

        We conducted an advisory stockholder vote on executive compensation on May 12, 2014 and are doing so again this year. The results of the 2014 vote were to affirm our compensation practices as disclosed in the 2013 Compensation Discussion and Analysis and attendant tables and narrative and the compensation paid to our Named Executives. The Compensation Committee considered the 2014 vote and may consider the results of the vote at the Meeting and future annual meetings when establishing current and future year's executive compensation arrangements, but notes that the stockholder votes are non-binding and, in the future, the Compensation Committee and Board may choose not to take the results of the votes into account.

Performance evaluation and total compensation element timing

        Our executive compensation program for the Chief Executive Officer and other senior executive officers involves performance-related incentive compensation and long-term compensation elements paid in a mix of cash bonuses and stock awards. It has been our practice to determine the aggregate cash bonus pool available to our Chief Executive Officer and other senior executives on or before December 31st of the fiscal year-end in which the performance was delivered for accounting and tax purposes. However, our practice is to consider and make any long-term equity-related awards to our Chief Executive Officer and other senior executives in the first 60 days of the following year, based upon their performance in the prior fiscal year.

        While we believe our process and timing of making performance-related judgments on annual total compensation is sound, reasonable and consistent with industry standards, it does not correspond to the proscribed accounting period standards for compensation expenses nor for compensation disclosure. Elements of the total compensation for our Chief Executive Officer and other senior executives are thus recorded in different accounting years and are not captured in the proscribed tables in this proxy statement or in our financial statements in a manner which accurately reflects the Compensation Committee's judgments about performance for the fiscal year. Because of this disparity, we have made a practice of disclosing any equity-related awards and their terms that are granted in the first sixty days of the following year for our Named Executives and our employees taken as a whole in our proxy statements. We do this so that stockholders can see the Compensation Committee's judgments about total compensation and how it relates to the Company's and the executives' prior year's performance by combining cash bonuses and salary for the relevant fiscal year plus any stock awards granted in the first sixty days of the following year. Similarly, stockholders should be aware that our equity awards have contained for some time now, vesting provisions which means that our executives will not receive that portion of their incentive compensation for a significant period of time, and then only if they continue to be employed by the Company. For additional information, please see "Realized Pay For Fiscal 2016" below.

Determination of 2016 Compensation

        The Compensation Committee, with recommendations from the Chief Executive Officer, makes recommendations to the Board with respect to all compensation for each Named Executive for 2016 (other than the Chief Executive Officer, which compensation is based upon the Compensation Committee's own judgments). For a discussion-of the compensation for the Chief Executive Officer, see the section entitled "Chief Executive Officer Compensation" below.

        The Compensation Committee makes recommendations to the Board with respect to each Named Executive's annual salary and annual bonus and makes grants of share-based awards by reference to the executive's position, responsibilities and performance. Some of the factors considered by the Compensation Committee are:

  •
  the position's responsibilities relative to our total earnings, use of invested capital, degree of firm capital at risk and the generation of earnings and cash flows,

  •
  the position's impact on key strategic initiatives, and

  •
  the executive's performance and contributions to the management of the Company.

        The Chief Executive Officer assessed each Named Executive's (other than the Chief Executive Officer's), as well as other senior officers' performance under our performance assessment criteria, and the Compensation Committee assessed the Chief Executive Officer's performance according to these same criteria and the parameters established under the Performance-Based Compensation Agreement with our Chief Executive Officer. See discussion under "Chief Executive Officer Compensation" below. In addition, the Compensation Committee has determined to use performance-based compensation arrangements that meet the requirements for deductible compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), for Named Executives who are likely to earn in excess of $1 million and for whom quantitative measurements of performance are feasible. The Compensation Committee established such objectives for R.S. Lowenthal in 2014, 2015 and 2016.

        Our performance assessment criteria rate performance (as appropriate in different competencies) is as follows:

  •
  strategic thinking;

  •
  integrity;

  •
  building and facilitating a corporate culture of ethical and responsible behavior;

  •
  compliance with regulatory requirements and Company policies, as well as maintaining good standing with regulators;

  •
  managing employee performance and morale;

  •
  financial responsibility;

  •
  achievement focus;

  •
  leadership;

  •
  risk management;

  •
  forward planning, business judgment and organization;

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  customer satisfaction and relationship building;

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  profitability of business unit, if applicable;

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  conflict resolution; and

  •
  communication skills.

        Base Salary.    The base salary of our Chief Executive Officer is set by the Compensation Committee. Salaries paid to senior executive officers are reviewed annually by the Compensation Committee considering recommendations made by the Chief Executive Officer, based on his assessment of the nature of the position, and the skills, experience and performance of each senior executive officer, as well as salaries paid by comparable companies in our industry. The Compensation Committee then makes recommendations to the Board of Directors with respect to base salaries. Base salaries paid to senior executive officers in 2016 were not increased from 2015 levels.

        Annual Cash Bonus.    Bonuses paid to our senior executive officers are reviewed annually by the Compensation Committee considering recommendations made by the Chief Executive Officer based on his assessment of the performance of the Company, the individual contribution of each senior executive officer to that performance and their competencies. The Compensation Committee then makes recommendations to the Board of Directors with respect to annual cash bonuses. Senior executive officers, including the Chief Executive Officer, may be offered the right to elect to defer a portion of their annual bonus and performance-based compensation under our Executive Deferred Compensation Plan, a non-qualified unfunded plan. Since 2013, no officer has been given the option to make such a deferral. See "Executive Deferred Compensation Plans" below.

        Stock Option Grants.    Under the OIP, our senior executive officers and employees may be granted stock options by the Compensation Committee based upon a variety of considerations, including the performance of the specific options and the date of the last grant made to the officer or employee, as well as considerations relating to the contribution. In addition, stock option grants may be awarded as a retention tool for new employees. Due to the relatively high cost of expensing stock option awards under applicable accounting guidance, we have limited our use of this form of award in favor of stock awards.

        Stock Awards.    Under the OIP, our and our subsidiaries' executive officers and employees are granted stock awards by the Compensation Committee based upon recommendations from the Chief Executive Officer (except for the Chief Executive Officer himself) and other considerations relating to the contribution and performance of the specific award recipient. The Compensation Committee independently considers and grants stock awards to the Chief Executive Officer where it deems them appropriate. In addition, stock awards may be given as an inducement to employment for new employees or as a retention tool for existing employees. Stock awards are generally subject to a significant vesting period and we believe that these awards are useful in retaining and motivating our executive personnel. On February 24, 2016, the Company awarded a total of 355,833 restricted shares of Class A Stock to current employees, of which 98,333 shares will cliff vest in three years and 257,500 shares will cliff vest in five years. These awards will be expensed over the applicable three or five year period. Of those awards, 16,667 shares were awarded to Mr. Whaley, 10,000 shares each were awarded to Mr. Alfano and Mr. R.S. Lowenthal, and 20,000 shares were awarded to Mr. McKigney. There was no award in February 2016 to Mr. A.G. Lowenthal. On January 26, 2017, the Company awarded a total of 343,500 shares of restricted Class A Stock to our employees, each of which will cliff vest in three years. These awards will be expensed over the applicable three year period. Of those awards, Mr. Alfano was awarded 8,500 shares, Mr. McKigney was awarded 10,000 shares, Mr. Whaley was awarded 15,000 shares, Mr. R.S. Lowenthal was awarded 15,000 shares and Mr. A.G. Lowenthal was awarded 67,000 shares. Additionally, on February 23, 2017, the Company awarded a total of 64,100 shares of restricted Class A Stock to our employees, each of which will cliff vest in three years. These awards will be expensed over the three year period. Our Named Executives did not receive any awards in February.

        No Backdating or Spring Loading.    We do not backdate stock awards or grant them retroactively. In addition, we generally make our stock awards at regular times each year. We do not plan to coordinate grants of stock awards so that they are made before the announcement of favorable information, or after the announcement of unfavorable information. Our stock awards are granted by the Compensation Committee at fair market value on a fixed date or event (such as the first regular meeting of the Board of Directors following an employee's hire), with all required approvals obtained in advance of or on the actual grant date. All grants of stock awards to employees are made by the Compensation Committee.

        Fair Market Value.    Fair market value has been consistently determined, as required by the OIP, as the share closing price on the NYSE on the grant date.

        Stock Ownership and Trading Policy.    Directors are expected to accumulate and hold at least 6,000 shares of the Company's Class A non-voting common stock and have three years to achieve that position. All sitting directors either meet that criteria, or are on a track to do so. There are no such ownership requirements for the Named Executives or other employees. The Company prohibits our executive officers and directors (and their immediate family members and affiliates) from short selling, dealing in publicly-traded options, or dealing in any other type of derivative security related to its Class A Stock.

        Negative Discretion.    Notwithstanding anything to the contrary in the Company's incentive compensation plans and equity-based plans, the Compensation Committee may, in its sole discretion, reduce or eliminate the bonus amount or grant or award otherwise payable to any participant for a particular performance period at any time prior to the payment of bonuses or grants or awards to participants for such performance period, consistent with the strictures of Section 162(m) of the Code, as applicable.

        Compensation Recovery Policy.    In January 2011, the Compensation Committee recommended and the Company established a compensation recovery policy, subsequently updated in March of 2017, that affects incentive compensation paid to its executive officers and certain other officers and employees determined by the Compensation Committee to be covered by such policy. In the case of material noncompliance as a result of misconduct with respect to any financial reporting requirement that results in a restatement of the Company's financial statements, the Company is required to recover the amount of incentive compensation that was paid to its executive officers (including cash bonuses, as well as proceeds from the sale of the Company's stock for the period of twelve months after the period of such restatement in the case of our Chairman and Chief Executive Officer and Chief Financial Officer) and may also require, if determined by the Compensation Committee, that other covered officers and employees forfeit certain unvested stock awards. The policy further provides that to the extent that an executive officer or covered employee engages in a continued failure of the performance of their job function, engages in misconduct that materially affects the Company or materially violates Company policies, the Company may require that executive officers or other covered employees forfeit some or all of these awards if compensation recovery was indicated. The Compensation Committee and the Company will, under certain circumstances, consider compensation for the three year period preceding a restatement of its financial statements.

        Stock awards made subsequent to July 2010 have an agreement by the beneficiary of such award to such clawback provisions as are described in the immediately preceding paragraph. All senior executives and other employees holding restricted stock awards are subject to such provisions. The Company is awaiting final rulemaking by the SEC with respect to other policies that may affect a broader employee population with respect to clawback or reduction of cash bonuses with respect to years in which there are events that include fraud, misconduct, restatement of financial results or revaluation of owned assets resulting in losses by the Company in periods subsequent to the payment of cash bonuses and stock awards and will implement such other policies as SEC rulemaking may require. Until such time as any new policies are developed and implemented by the Company, the Company will not hesitate to pursue recourse against any employee in the case of employee fraud or misconduct.

        Executive Deferred Compensation Plan.    The Executive Deferred Compensation Plan, or EDCP, provides for voluntary deferral of year-end bonuses by our senior executives, which deferral option may or may not be offered in a given year. These voluntary deferrals can be deferred on a tax-free basis until a specified future time and are not subject to vesting. We do not make contributions to the EDCP for the Named Executives and other senior level executives. The option to defer the year-end compensation into the EDCP has not been offered since 2007, but may be reinstated in future years at the Company's discretion. Further description of the Company's deferred compensation arrangements can be found in note 15 to our consolidated financial statements for the year ended December 31, 2016 included in our Annual Report on Form 10-K for the year ended December 31, 2016.

        Stock Appreciation Rights.    The Company has awarded stock appreciation rights ("OARs") to certain employees (none of whom are the Named Executives) as part of their compensation package based on a formula reflecting gross production, length of service and client assets. These awards are granted once per year in January with respect to the prior year's production. The OARs vest five years from the grant date and are settled in cash on vesting. Further description of the OARs can be found in note 15 of our consolidated financial statements for the year ended December 31, 2016 included in our Annual Report on Form 10-K for the year ended December 31, 2016.

        Benefits.    The Named Executives who are U.S.-based salaried employees participate in a variety of benefits designed to enable us to attract and retain our workforce in a competitive marketplace. We help ensure a productive and focused workforce through a healthcare program and our other benefits. Deferred compensation and 401(k) plans help employees, especially long-service employees, save and prepare financially for retirement. The Named Executives receive the same benefits as all full-time employees and no others beyond those described in this CD&A. Our qualified 401(k) Plan allowed employees to contribute up to $18,000 for 2016 plus an additional $6,000 for employees over age 50. Employees may continue to retain their 401(k) Plan account after they leave us so long as their account balance is $5,000 or more. We do not sponsor a pension plan for our employees.

        Perquisites.    We provide one perquisite to our Chief Executive Officer: Mr. A.G. Lowenthal has a Company-paid parking arrangement. The primary purpose of this parking arrangement is to minimize distractions from the executive's attention to important corporate matters. Perquisites are quantified in the "Summary Compensation Table" below and detailed in the "All Other Compensation Table" below.

        We do not provide the Named Executives with any other perquisites, such as split-dollar life insurance, reimbursement for legal counseling for personal matters, or tax reimbursement payments. We do not provide loans to executive officers, other than margin loans in margin accounts with us in connection with the purchase of securities (including our securities), which margin accounts are substantially on the same terms, including interest rates and collateral, as those prevailing from time to time for comparable transactions with non-affiliated persons and do not involve more than the normal risk of collectability. See "Certain Relationships and Related Party Transactions," below.

        Separation and Change in Control Arrangements.    Our Named Executives are not eligible for benefits and payments if employment terminates in a separation or if there is a change in control.

Chief Executive Officer Compensation

        Mr. A.G. Lowenthal, our Chairman of the Board and Chief Executive Officer, is paid an annual base salary set by the Compensation Committee, plus annual performance-based compensation under the Performance-Based Compensation Agreement and, at the discretion of the Compensation Committee, is eligible for additional bonuses and/or grants of stock options and restricted stock. Our Chief Executive Officer's incentives are substantially all quantitative measures driving off the Company's core business model and designed to bring executive incentives, performance and compensation into a close relationship.

        On May 11, 2015, Class B Stockholders ratified the Company's Amended and Restated Performance-Based Compensation Agreement with Mr. A.G. Lowenthal, which was effective May 11, 2015. The purpose of the Performance-Based Compensation Agreement is to allow the Compensation Committee to set the annual terms under which Mr. A.G. Lowenthal's annual performance-based compensation is to be calculated during the term thereof. Mr. A.G. Lowenthal's role in determining our success or failure has a very significant bearing on our ultimate results and financial condition because of the nature of his responsibilities as Chief Executive Officer. Therefore, the Compensation Committee has determined that a high proportion of his annual compensation should be subject to variability on both the upside and the downside to reflect our Company's results and those of key performance indices.

        The Performance-Based Compensation Agreement includes a limitation on the maximum performance award available to Mr. A.G. Lowenthal in any single year for which it is effective. The Compensation Committee may also set a lesser "cap" on Mr. A.G. Lowenthal's total performance award under the Performance-Based Compensation Agreement which can be less than the maximum of $10 million under the Performance-Based Compensation Agreement. In March 2016, the Compensation Committee established performance goals under the Performance-Based Compensation Agreement entitling Mr. A.G. Lowenthal to a Performance Award under the Performance-Based Compensation Agreement for the year 2016 of an aggregate of up to $5 million unless one or more of the targets established in clauses (c), (e) and/or (f) below are achieved, in which case the maximum is $7.5 million.

        The Performance Award established by the Compensation Committee was determined by the application of a formula based on the following components (as defined in the annual Compensation Committee resolution establishing the CEO performance award for 2016): (a) an amount equal to 3% of the amount by which the Company's total revenue less interest income for the year ending December 31, 2016 exceeds $846,000,000; plus (b) an amount equal to: (i) $500,000 if the Company's profit before income taxes for the year ending December 31, 2016 is equal to $1,000,000 or more; plus (ii) 8% of the amount by which the Company's profit before income taxes for the year ending December 31, 2016 is greater than $1,000,000 and less than $6,500,000; plus (iii) 4% of the amount by which the Company's profit before income taxes for the year ending December 31, 2016 is $6,500,000 or more; plus (iv) $1,000,000 should the Company succeed in the disposition of one or more of the corporate assets of its commercial mortgage banking business segment which operates as OMHHF; provided that the 2016 pre-tax net income effect of all such OMHHF dispositions together equals or exceeds $10,000,000; plus (c) an amount equal to the product of (i) $1,200,000 multiplied by (ii) the difference (stated as a whole integer or fraction thereof)

between 61% and any lesser percentage which would be obtained by dividing (1) the sum of those items included in the Company's compensation and related expenses for the year ending December 31, 2016 by (2) the Company's total revenue less interest income for the year ending December 31, 2016; plus (d) an amount related to Annual Total Stockholder Return which shall be equal to the product of (i) the difference between the closing market price of one share of the Company's Class A Stock on January 4, 2016 of $16.45 (as such market price may be adjusted for any stock splits occurring during fiscal 2016) and the closing market price of one share of the Company's Class A Stock on December 31, 2016 plus the amount of all dividends paid on one share of the Company's Class A Stock during the year ending December 31, 2016, divided by (ii) the closing market price of one share of the Company's Class A Stock on January 4, 2016 of $16.45; multiplied by the amount of $1,727,000 and stated in dollars, but in no event to exceed $1,250,000; plus (e) an amount equal to $500,000 if the profit before income taxes for the Company's capital markets segment for the year ending December 31, 2016 equals or exceeds $17 million; plus an amount equal to: (i) $250,000 if the revenue per employee for the Company's investment banking segment for the year ending December 31, 2016 equals or exceeds $600,000; plus (ii) $250,000 if the revenue per employee for the Company's institutional equity segment for the year ending December 31, 2016 equals or exceeds $475,000; plus (iii) $750,000 if the Company's assets under administration increase by $1,200,000,000 or more for the year ending December 31, 2016; plus (f) an amount equal to (i) $250,000 if the Company's pre-tax return on stockholders' equity for the year ending December 31, 2016 equals or exceeds 8.75%; plus (ii) $100,000 for each half-percent (or portion thereof) by which the Company's pre-tax return on stockholders' equity for the year ending December 31, 2016 exceeds 8.30%; provided that the Performance Award Amount for the 2016 Performance Year shall not exceed $5,000,000 unless one or more of the targets established in clauses (c), (e) and/or (f) above have been achieved for fiscal 2016, whereupon the Performance Award Amount shall be equal to (x) the amounts calculated for clauses (c), (e) and (f) plus the lesser of $5,000,000 or the sum of (a), (b) and (d) (if less than $5,000,000); provided, further, that in no circumstances shall the total Performance Award Amount for the 2016 Performance Year exceed $7,500,000.

        The application of the 2016 formula as set out above produced a Performance Award for Mr. A.G. Lowenthal of $1,271,911 for fiscal 2016.

        In March 2017, the Compensation Committee continued Mr. A.G. Lowenthal's base salary for 2017 at $500,000, unchanged from 2016.

Compensation Arrangement for R.S. Lowenthal

        In March 2016, the Compensation Committee also determined pursuant to Article IX of the OIP and for purposes of complying with the requirements of Section 162(m) of the Code to establish an Individual Target Award (consisting of a formula) for determining the Performance-Based Award for the fiscal year ending December 31, 2016 (the "Performance Period") for Mr. R.S. Lowenthal, Senior Managing Director and Head of Oppenheimer & Co. Inc.'s Fixed Income business (including Municipal Finance, the "Fixed Income Division"). The Performance Award established by the Compensation Committee was to be determined by the application of a formula such that (i) if the revenues of the Fixed Income Division exceeded $75,000,000 for the Performance Period and if the total direct compensation and benefits for all the members of the Fixed Income Division for the Performance Period (excluding Mr. R.S. Lowenthal's salary and benefits for the Performance Period and all indirect compensation expenses for all the members of the Fixed Income Division allocated to the Fixed Income Division)(collectively, the "2016 Total Compensation") was less than 56% of the revenues of the Fixed Income Division and other profit centers reporting to Mr. R.S. Lowenthal for the Performance Period (the "2016 Revenues"), then Mr. R.S. Lowenthal would be entitled to a Performance-Based Award in an amount equal to 1.5% of the 2016 Revenues; plus (ii) an amount of $100,000 if Mr. R.S. Lowenthal continued in the Chairmanship of each of the Oppenheimer & Co. Inc. Management Committee and the Oppenheimer & Co. Inc. Risk Management Committee throughout 2016; plus (iii) for all new financial advisors hired by Oppenheimer & Co. Inc. in calendar 2016 whose documented prior trailing

12 months production was at or above $300,000, the sum of all such prior trailing 12 months productions by such new hires less the sum of all prior trailing 12 months productions of all financial advisors with the same production level or better leaving Oppenheimer & Co. (for reasons of joining a new employer, retirement without leaving an adequate successor or death) during the same 2016 period with the same production levels or above multiplied by 1.5%; plus (iv) an amount related to Annual Total Stockholder Return equal to the product of (i) the difference between the closing market price of one share of the Company's Class A Stock on January 4, 2016 of $16.45 (as such market price may be adjusted for any stock splits occurring during fiscal 2016) and the closing market price of one share of the Company's Class A Stock on December 31, 2016 plus the amount of all dividends paid on one share of the Company's Class A Stock during the year ending December 31, 2016, divided by (ii) the closing market price of one share of the Company's Class A Stock on January 4, 2016 of $16.45 multiplied by the amount of $863,500 and stated in dollars, but in no event to exceed $625,000; provided that such Performance-Based Award should not exceed $2,400,000 for fiscal year 2016.

        The application of the 2016 formula as set out above produced a Performance Award for Mr. R.S. Lowenthal of $1,726,554 for fiscal 2016 which was paid to him in cash. In view of the performance during 2016 of the Fixed Income Division, and the Performance Award noted above, the Compensation Committee awarded Mr. R.S. Lowenthal a stock award of 15,000 shares of the Company's Class A Stock on January 26, 2017, based on that day's closing price of the Class A Stock on the NYSE of $18.75, in recognition of his ongoing and potential future contributions to the Company. The award, which vests on January 25, 2020, is subject to Mr. R.S. Lowenthal being continuously employed by the Company until that date.

U.S. Internal Revenue Code Section 162(m)

        Section 162(m) of the Code generally disallows a tax deduction for annual compensation (other than compensation that qualifies as performance-based compensation within the meaning of Section 162(m)) in excess of $1 million paid to our Chief Executive Officer, Mr. R.S. Lowenthal and our three other most highly compensated executive officers whose compensation is required to be disclosed in this proxy statement. The Performance-Based Compensation Agreements for the Chief Executive Officer and Mr. R.S. Lowenthal were ratified and approved by the Class B Stockholders so that they would satisfy the requirements for performance-based compensation.

        To the extent consistent with our general compensation objectives, the Compensation Committee considers the potential effect of Section 162(m) on compensation paid to our executive officers. However, the Compensation Committee reserves the right to award and recommend the awarding of non-deductible compensation in any circumstances it deems appropriate. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding our efforts to qualify, that the compensation paid by us to our executive officers will in fact satisfy the requirements for the exemption from the Section 162(m) deduction limit.

 SUMMARY COMPENSATION TABLE
For the Year Ended December 31, 2016

        The following table sets forth the total annual compensation paid or accrued by us to or for the account of our Chief Executive Officer and our Chief Financial Officer for the three years ended December 31, 2016. In an effort to prove more complete disclosure, the table lists the next three most highly paid executive officers of our principal subsidiaries, Oppenheimer & Co. Inc. and Oppenheimer Asset Management Inc., whose total cash compensation for the year ended December 31, 2016 exceeded $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)(5)	(b)	(c)	(d)(1)	(e)(2)	(f)(2)	(g)(1)	(h)(3)	(i)(4)	(j)
A. G. Lowenthal	2016	$500,000	$—	$—	$—	$—	$596,795	$5,750	$1,102,545
Chairman, CEO and Director	2015	$500,000	$—	$858,138	$—	$—	$—	$5,750	$1,363,888
of the Company and	2014	$500,000	$—	$2,750,320	$—	$700,000	$—	$5,750	$3,956,070
Oppenheimer & Co. Inc.
J. J. Alfano	2016	$275,000	$500,000	$122,800	$—	$—	$—	$—	$897,800
CFO of the Company and	2015	$275,000	$600,000	$136,927	$—	$—	$—	$—	$1,011,927
Executive Vice President and	2014	$275,000	$700,000	$95,014	$—	$—	$—	$—	$1,070,014
CFO of Oppenheimer & Co. Inc.
R.S. Lowenthal	2016	$200,000	$—	$122,800	$—	$1,726,554	$—	$—	$2,049,354
Director of the Company and	2015	$200,000	$—	$262,858	$—	$1,850,000	$—	$23,443	$2,336,301
Senior Managing Director and	2014	$200,000	$—	$94,028	$—	$1,960,863	$—	$32,736	$2,287,627
Head of Oppenheimer & Co. Inc.'s Fixed Income and Investment Banking businesses
B. McKigney	2016	$225,000	$600,000	$245,600	$—	$—	$—	$—	$1,070,600
President of Oppenheimer	2015	$225,000	$500,500	$402,464	$—	$—	$—	$—	$1,127,964
Asset Management Inc.	2014	$225,000	$435,000	$32,055	$—	$—	$—	$—	$692,055
M. Whaley	2016	$193,750	$500,000	$204,671	$—	$—	$—	$—	$898,421
Executive Vice President,	2015	$200,000	$500,000	$231,877	$—	$—	$—	$—	$931,877
Private Client Services, of	2014	$200,000	$438,500	$51,247	$—	$—	$—	$—	$689,747
Oppenheimer & Co. Inc.

Notes to Summary Compensation Table:

(1)
The Bonus and Non-Equity Incentive Plan Compensation amounts are not reduced by the Named Executive's election, if any, to defer receipt of bonuses into the EDCP or an election to convert a portion of his or her bonus into the purchase of Class A Stock. None of these conditions applied in 2016.

(2)
The values of stock options (granted under the EIP) and stock awards (granted under the ESP, EIP or OIP) represent the grant date fair value of awards granted in the fiscal year. The underlying assumptions and methodology used to value our stock options and stock awards are described in note 15 to our consolidated financial statements for the year ended December 31, 2016 included in our Annual Report on Form 10-K for the year ended December 31, 2016 which is available without charge, except for exhibits to the report, by (i) writing to Oppenheimer Holdings Inc., 85 Broad Street, 22nd Floor, New York, New York 10004, Attention: Secretary, (ii) calling 1-800-221-5588, or (iii) emailing us with your request at info@opco.com. Details of stock options and stock awards held by the Named Executives appear in the "Outstanding Equity Awards Table" and notes thereto appearing below. Awards granted in January of any given year reflect the performance of the Named Executive for the prior year. All future awards will be granted under the OIP.

(3)
We have a nonqualified deferred compensation plan into which senior executives, including the U.S. Named Executives, could elect to defer some or all of their year-end bonuses. No above-market earnings were recorded. Details about the earnings from the EDCP appear below in the "Nonqualified Deferred Compensation Table."

(4)
See the chart below — "All Other Compensation Table" — for a description of the amounts appearing in column (i). All other compensation includes perquisites and commission income."

(5)
The three executive officers of Oppenheimer & Co. Inc. and Oppenheimer Asset Management Inc. appearing in the table are not officers of Oppenheimer Holdings Inc. and they do not, except for R.S. Lowenthal who became a director of the Company in May 2013, perform any policy making functions for Oppenheimer Holdings Inc.

 All Other Compensation Table
For the Year Ended December 31, 2016

Name	Parking	Commissions
	(a)	(b)
A.G. Lowenthal	$5,750	$—
J.J. Alfano	$—	$—
R.S. Lowenthal	$—	$—
B. McKigney	$—	$—
M. Whaley	$—	$—

Notes to All Other Compensation Table:

(a)
We have one parking space at 85 Broad Street, New York, NY which is included in the terms of the lease for the head-office premises. A.G. Lowenthal uses this space. The cost ascribed to the parking space reflects current commercial terms.

Grants of Plan-Based Awards
For the Year Ended December 31, 2016

					All Other Stock Awards: Number of Shares of Stock or Units (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards
						Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
(a)	(b)	(c)	(d)	(e)	(i)	(l)
A.G. Lowenthal (1)	1/29/2015				31,690	$584,997
A.G. Lowenthal (1)	2/26/2015				13,795	$273,141
A.G. Lowenthal (1)	2/24/2016				—	—
A.G. Lowenthal (1)	1/26/2017				67,000	$1,256,250
R.S. Lowenthal (2)	1/29/2015				9,524	$167,908
R.S. Lowenthal (2)	2/26/2015				5,000	$94,950
R.S. Lowenthal (2)	2/24/2016				10,000	$122,800
R.S. Lowenthal (2)	1/26/2017				15,000	$281,250

  Notes to Grants of Plan-Based Awards Table:

(1)
Mr. A.G. Lowenthal's compensation is subject to an Amended and Restated Performance-Based Compensation Agreement effective May 11, 2015 under which the Compensation Committee may establish annual limits not to exceed $7.5 million. The Performance-Based Compensation Agreement covers years through May 2025. The application of the 2016 formula produced a Performance Award for Mr. A.G. Lowenthal of $1,271,911 for the 2016 fiscal year (exclusive of salary). Also see "Chief Executive Officer Compensation" above.

(2)
Mr. R.S. Lowenthal's compensation is subject to an Individual Target Award (consisting of a formula) for determining a Performance-Based Cash Award for the 2016 fiscal year established by the Compensation Committee. Under the formula established in March 2016, R.S. Lowenthal was awarded $1,726,554 in cash bonus for the 2016 fiscal year (exclusive of salary), which amount is reflected in column (g) of the "Summary Compensation Table." Also see "Compensation Arrangement for R.S. Lowenthal" above.

 Outstanding Equity Awards Table
As of December 31, 2016

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiry Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (13)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c) (1)	(d)	(e)	(f)	(g)		(h) (5)	(i)	(j)
A.G. Lowenthal	—	—	—	—	—	52,500	(1)	$976,500	—	—
	—	—	—	—	—	124,000	(2)	$2,306,400	—	—
	—	—	—	—	—	31,690	(3)	$589,434	—	—
	—	—	—	—	—	13,795	(4)	$256,587	—	—
J. J. Alfano	—	—	—	—	—	5,000	(5)	$93,000	—	—
	—	—	—	—	—	8,000	(6)	$148,800	—	—
	—	—	—	—	—	2,200	(7)	$40,920	—	—
	—	—	—	—	—	2,000	(8)	$37,200	—	—
	—	—	—	—	—	2,381	(9)	$44,287	—	—
	—	—	—	—	—	5,000	(10)	$93,000	—	—
	—	—	—	—	—	10,000	(12)	$186,000	—	—
R.S. Lowenthal	—	—	—	—	—	3,500	(5)	$65,100	—	—
	—	—	—	—	—	8,500	(6)	$158,100	—	—
	—	—	—	—	—	4,400	(7)	$81,840	—	—
	—	—	—	—	—	9,524	(9)	$177,146	—	—
	—	—	—	—	—	5,000	(10)	$93,000	—	—
	—	—	—	—	—	10,000	(12)	$186,000	—	—
B. McKigney	—	—	—	—	—	5,000	(6)	$93,000	—	—
	—	—	—	—	—	1,500	(7)	$27,900	—	—
	—	—	—	—	—	1,667	(9)	$31,006	—	—
	—	—	—	—	—	5,000	(10)	$93,000	—	—
	—	—	—	—	—	12,500	(11)	$232,500	—	—
	—	—	—	—	—	20,000	(12)	$372,000	—	—
M. Whaley	—	—	—	—	—	3,500	(5)	$65,100	—	—
	—	—	—	—	—	5,000	(6)	$93,000	—	—
	—	—	—	—	—	1,275	(7)	$23,715	—	—
	—	—	—	—	—	1,000	(8)	$18,600	—	—
	—	—	—	—	—	2,381	(9)	$44,287	—	—
	—	—	—	—	—	10,000	(10)	$186,000	—	—
	—	—	—	—	—	16,667	(12)	$310,006	—	—

Notes to Outstanding Equity Awards Table:

(1)
Stock awards to the Named Executives were granted on January 25, 2012 and vest on February 10, 2017, subject to the individuals being employed by the Company on the vesting date.

(2)
Stock awards to the Named Executives were granted on January 29, 2014 and vest on January 28, 2017, subject to the individuals being employed by the Company on the vesting date or death, if earlier.

(3)
Stock awards to the Named Executives were granted on January 29, 2015 and vest on January 28, 2018, subject to the individuals being employed by the Company on the vesting date.

(4)
Stock awards to the Named Executives were granted on February 26, 2015 and vest on February 25, 2018, subject to the individuals being employed by the Company on the vesting date.

(5)
Stock awards to the Named Executives were granted on February 23, 2012 and vest on February 22, 2017, subject to the individuals being employed by the Company on the vesting date.

(6)
Stock awards to the Named Executives were granted on February 25, 2013 and vest on February 24, 2018, subject to the individuals being employed by the Company on the vesting date.

(7)
Stock awards to the Named Executives were granted on January 29, 2014 and vest on January 28, 2019, subject to the individuals being employed by the Company on the vesting date.

(8)
Stock awards to the Named Executives were granted on February 27, 2014 and vest on February 26, 2019, subject to the individuals being employed by the Company on the vesting date.

(9)
Stock awards to the Named Executives were granted on January 29, 2015 and vest on January 28, 2020, subject to the individuals being employed by the Company on the vesting date.

(10)
Stock awards to the Named Executives were granted on February 26, 2015 and vest on February 25, 2020, subject to the individuals being employed by the Company on the vesting date.

(11)
Stock awards to the Named Executives were granted on July 29, 2015 and vest on July 28, 2020, subject to the individuals being employed by the Company on the vesting date.

(12)
Stock awards to the Named Executives were granted on February 24, 2016 and vest on February 23, 2021, subject to the individuals being employed by the Company on the vesting date.

(13)
The market value is based on the closing price of the Class A Stock on the NYSE on December 31, 2016 of $18.60.

        On January 26, 2017, the Named Executives were awarded 110,500 shares, which vest on January 25, 2020, subject to the individuals being employed by the Company on the vesting date.

Option Exercises and Stock Vested
For the Year Ended December 31, 2016

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
A. G. Lowenthal	—	—	130,160	$2,084,040
J.J. Alfano	—	—	6,303	$142,900
R.S. Lowenthal	—	—	3,313	$107,175
B. McKigney	—	—	—	$—
M. Whaley	—	—	4,706	$107,175

Nonqualified Deferred Compensation
For the Year Ended December 31, 2016

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Balance at 12/31/16 ($)
(a)	(b)	(c)(2)	(d)(2)	(f)(2)
A. G. Lowenthal (1)(3)	—	—	$661,307	$11,753,885
J.J. Alfano	—	—	$—	$—
R.S. Lowenthal	—	—	$—	$—
B. McKigney	—	—	$—	$—
M. Whaley	—	—	$—	$—

  Notes to Nonqualified Deferred Compensation Table:

(1)
The Named Executives did not make a contribution in 2016 to our Nonqualified Deferred Compensation Plan.

(2)
We do not make contributions to the EDCP with respect to the voluntary deferrals. The aggregate balances shown in column (e) of the table above represent amounts that the Named Executives earned as year-end bonuses but elected to defer (included as part of the amount in column (g), if any, of the "Summary Compensation Table" above), plus earnings (or losses). Such earnings (or losses) for fiscal 2016 are reflected in column (d) of the "Nonqualified Deferred Compensation Table" represents appreciation based on investments selected by the Named Executives. Account balances are invested in phantom investments selected by the Named Executives from a menu of deemed investment choices. Participants may change their deemed investment choices quarterly. When participants elect to defer amounts into the EDCP, they also elect when the amounts will ultimately be paid out to them. Distributions may either be made in a specific future year or at a time that begins after retirement. In accordance with Section 409A of the Code, in general, distribution schedules cannot be accelerated (other than for hardship) and, to delay distribution, the participant must make such an election at least one year before distribution would otherwise have commenced and the new distribution must be delayed a minimum of five years after distribution would have initially begun. The deferred amount is a liability of the Company and subject to the risks of the business.

(3)
All of the amounts contributed by Mr. Lowenthal to our Nonqualified Deferred Compensation Plan were previously reported as compensation to him in the "Summary Compensation Table" for the applicable year.

 Realized pay for fiscal 2016

        To supplement the SEC required disclosure in the "Summary Compensation Table" set forth on page 49 we have included the following additional table which shows the total compensation actually realized by each Named Executive for fiscal 2016.

        The Company believes that this table is useful to stockholders as it reflects the compensation actually realized for 2016 by the Named Executives. The Summary Compensation table, as calculated under SEC rules, includes several items that are driven by accounting, actuarial and timing assumptions, which are not necessarily reflective of compensation actually realized by an executive in any particular reporting year.

        Our Company's pay practices are not well reflected in these SEC-mandated tables because we used long-term (three to five year cliff vesting) stock awards to recognize and reward executive performance accomplishments beyond their annual cash bonuses (but typically within their performance matrices, where we use them) to ensure a strong relationship between our senior executives' ongoing performance and ongoing stockholder value creation. In the "Summary Compensation Table", these stock awards are part of Total Compensation in the year of the award and are valued on the award date, even though they typically cliff-vest three to five years after the award date and will be valued at vesting at the then market price of our stock. For additional information, please see "Performance evaluation and total compensation element timing" in the "Compensation Discussion and Analysis", above.

        Realized pay for salary, bonus/non-equity incentive plan compensation and stock awards for fiscal 2016 was equal to 234% of the values shown in the "Summary Compensation Table" for our Chief Executive Officer and between 77% and 102% for our other Named Executives. The table below shows realized compensation for fiscal 2016 for each Named Executive.

Realized Pay for Fiscal 2016 Table

Name	Salary	Bonus	Vested Stock Awards	Vested Stock Options	Non-Equity Incentive Plan Compensation	Total	% of Reported
	(a)	(b)(1)	(c)(2)	(d)(2)	(e)(1)	(f)	(g)(3)
A.G. Lowenthal	$500,000	$—	$2,084,040	$—	$—	$2,584,040	234%
J.J. Alfano	$275,000	$500,000	$142,900	$—	$—	$917,900	102%
R.S. Lowenthal	$200,000	$—	$107,175	$—	$1,726,554	$2,033,729	99%
B. McKigney	$225,000	$600,000	$—	$—	$—	$825,000	77%
M. Whaley	$193,750	$500,000	$107,175	$—	$—	$800,925	89%

Notes to Realized Pay for 2016 Table

(1)
Reflects amounts earned based on fiscal 2016 performance.

(2)
Reflects the aggregate value of stock awards and stock options that vested during fiscal 2016. The value of vested stock awards is calculated by multiplying the number of shares vested by the closing price of our Class A Stock on the vesting date.

(3)
Represents the percentage of Total Compensation in the Realized Pay for Fiscal 2016 Table to Total Compensation (column j) in the Summary Compensation Table.

Compensation Policies and Risk

        The Compensation Committee, the Board as a whole and senior management believe that the Company's compensation policies and practices are not likely to have a material adverse effect on the Company. The Company is necessarily in the business of taking risks to facilitate its customer-oriented businesses and certain proprietary trading activities. As a result, there is no assurance that the Company will not sustain trading or other losses in pursuing its businesses. However, in that context, we believe our compensation policies, together with our control systems and risk management procedures, generally act as mitigation against, rather than an encouragement of, employees taking excessive risk exposure with firm capital.

        A substantial portion of the Company's incentive compensation practices are related to employees situated in departments that do not create firm financial risk in conducting their advisory-style businesses. Other commitment and underwriting-related activities (which do involve firm-level risk) are regularly monitored by the firm's Commitment Committee, and such risks are further mitigated by the practice of paying modest salaries and year-end-only bonuses to the managers and employees in these activities.

        For groups in the firm which do take frequent firm risk positions in conducting their businesses, the Company employs various risk controls, trading reserves and compensation hold-back policies which are designed to protect the firm against excessive risk-taking with firm capital. These include generally conservative position limits, monthly and quarterly compensation hold-back and/or charge-backs as well as year-end carry-over policies for groups that are compensated on monthly or quarterly intervals. In addition, for some trading groups, mark-down policies are imposed that are designed to prevent holding stale or unsalable inventories; and for others, compensation accrual at settlement date rather than trade date is utilized where appropriate. We also employ strict price monitoring policies for reviewing trading positions and the monitoring of all such prices by a group reporting directly to the Chief Financial Officer outside the control of interested individual department heads.

        Our senior department managers in areas which place firm capital at risk are paid salaries and year-end-only bonuses from the aggregate results of their departments, a mitigating factor against excessive risk-taking within their areas of responsibility. We also have a substantial mitigating effect against excessive risk-taking by our employees due to our Chief Executive Officer's incentive compensation arrangement which is annual, includes diverse criteria for any incentive payments and includes an annual cap on any earned incentive payment amount.

        Our Compensation and Audit Committees coordinate their activities and oversight where compensation and risk activities intersect and, since February 2009, the Board has conducted ongoing risk-oriented reviews of firm operating units presented by management concurrently with most Audit Committee meetings, and conducted annual Compensation Committee reviews of each of these specific risk/compensation practices. Please see "Risk Management" on page 15 for further information.

        This concludes our Compensation Discussion and Analysis.

Security Ownership of Certain Beneficial Owners and Management

        Our authorized capital includes 99,665 shares of Class B Stock, all of which were issued and outstanding, and 50,000,000 of shares of Class A Stock, of which 13,275,963 shares of Class A Stock were issued and outstanding, and 50,000,000 shares of Preferred Stock, none of which were outstanding as of March 10, 2017.

        The following table sets forth certain information regarding the beneficial ownership of each class of our stock as of March 10, 2017 with respect to (i) each person known by us to beneficially own, or exercise control or discretion over, more than 5% (except as otherwise indicated) of any class of our stock, (ii) each of our directors and nominees for director, (iii) each of our executive officers named in the "Summary Compensation Table" set forth herein and (iv) our directors, nominees for director and executive officers as a group. The address of each beneficial owner for which an address is not otherwise indicated is: c/o Oppenheimer Holdings Inc., 85 Broad Street, New York, NY 10004.

        For purposes of the table, beneficial ownership is determined pursuant to Rule 13d-3 of the Exchange Act, pursuant to which a person or group of persons is deemed to have "beneficial ownership" of stock which such person or group has the right to acquire within 60 days after March 10, 2017. The percentage of shares deemed outstanding is based on 13,275,963 shares of Class A Stock and 99,665 shares of Class B Stock outstanding as of March 10, 2017. In addition, for purposes of computing the percentage of Class A

Stock owned by each person, the percentage includes all Class A Stock issuable upon the exercise of outstanding options held by such persons within 60 days after March 10, 2017.

        There are no outstanding rights to acquire beneficial ownership of any Class B Stock.

        Mr. A.G. Lowenthal has advised us that he intends to vote all of the Class B Stock owned and controlled by him for each of the matters referred to in the Notice of Meeting to be voted on at the Meeting.

	Class A Stock		Class B Stock
Name of Beneficial Owner	Shares	%	Shares	%
Hotchkis & Wiley Capital Management, LLC (1)	1,236,758	9.3%	—	—
Executive Officers, Directors, and Others:
A.G. Lowenthal (2)	3,154,929	23.8%	96,077	96.4%
J. J. Alfano (3)	54,819	*	60	*
W. Ehrhardt (3)	14,350	*	—	—
M.A.M. Keehner (3)	14,350	*	—	—
R. S. Lowenthal (4)	34,366	*	140	*
A.W. Oughtred (3)	15,150	*	—	—
E.K. Roberts (5)	214,607	1.6%	120	*
P.M. Friedman (3)	1,000	*	—	—
E. Behrens (3)	—	—	—	—
T.M. Dwyer (3)	4,000	*	—	—

Executive Officers and Directors as a group (10 persons)	3,507,571	26.4%	96,397	96.7%
*
Less than 1%

(1)
Based solely on Schedule 13G filed with the SEC on February 10, 2017 by Hotchkis & Wiley Capital Management, LLC. The address of their business office is 725 South Figueroa St., 39th Floor, Los Angeles, CA 90017.

(2)
With respect to the Class A Stock, A.G. Lowenthal is the sole general partner of Phase II Financial L.P., a New York limited partnership, which is the record holder of 3,141,193 shares of Class A Stock. Mr. Lowenthal holds 13,736 shares of Class A Stock through the Oppenheimer 401(k) Plan. With respect to the Class B Stock, Phase II Financial Inc., a Delaware corporation wholly-owned by Mr. Lowenthal, is the holder of record of all such shares.

(3)
Stock is held directly.

(4)
R.S. Lowenthal owns 30,847 shares of Class A Stock directly and 3,519 shares of Class A Stock through the Oppenheimer 401(k) Plan. R.S. Lowenthal owns 303,357 shares of Class A Stock indirectly through Phase II Financial L.P., 174,000 shares of Class A Stock indirectly through the R.S. Lowenthal Family Trust and 150,000 shares of Class A Stock indirectly through the A.R. Lowenthal Family Trust. R.S. Lowenthal is a limited partner in Phase II Financial L.P. and the aforementioned trusts, which are included in the total number of shares of Class A Stock reported by A.G. Lowenthal in (2) above.

(5)
E.K. Roberts owns 7,142 shares of Class A Stock directly and 207,465 shares of Class A Stock indirectly through E.K. Roberts Holdco Inc., an Ontario corporation owned 100% by E.K. Roberts.

        There are no arrangements, known to us, the operation of which may at a subsequent date result in a change of control of our Company.

        All shares of Class A Stock authorized under the EIP, the ESP and the OIP have been approved by the Class B Stockholders or are subject to approval at the Meeting (See Matter No. 5). Descriptions of the 2006 Equity Incentive Plan, the Employee Share Plan and the 2014 Incentive Plan appear in note 15 of our consolidated financial statements for the year ended December 31, 2016 included in our Annual Report on Form 10-K for the year ended December 31, 2016.

        Class A Stock authorized for issuance under such share-based plans as of March 10, 2017 is as follows:

Plan	Number of shares of Class A Stock to be issued upon exercise of outstanding options or upon vesting of restricted stock or stock awards	Weighted average exercise price of outstanding awards	Number of shares of Class A Stock remaining available for future issuance
2006 Equity Incentive Plan	5,927	$22.72	—
Employee Share Plan	162,090	$18.99	—
2014 Incentive Plan	1,186,380	$18.02	111,511

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file by specific dates with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. We are required to report in this proxy statement any failure of our directors and executive officers and greater than ten percent stockholders to file by the relevant due date any of these reports during or for the preceding fiscal year (or, to the extent not previously disclosed, any prior fiscal year).

        To our knowledge, based solely on review of copies of such reports furnished to us during and for the fiscal year ended December 31, 2016 and representations made to us by such persons, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent stockholders were complied with. All other Section 16(a) filings requirements are currently up to date.

Stock Buy-Back

        On September 15, 2015, the Company announced that its Board of Directors approved a share repurchase program that authorizes the Company to purchase up to 665,000 shares of the Company's Class A Stock, representing approximately 5% of its 13,348,369 then issued and outstanding shares of Class A Stock ("New Program"). This authorization replaces the share repurchase program covering up to 675,000 shares of the Company's Class A Stock, which was announced on October 7, 2011 ("Previous Program"), pursuant to which 322,177 shares of the Company's Class A Stock were repurchased and canceled prior to December 31, 2014. During the nine months ended September 30, 2015, the Company purchased and canceled an additional 328,844 shares of Class A Stock for a total consideration of $6.6 million ($20.12 per share) under the Previous Program. The 23,979 remaining shares available under the Previous Program have been replaced by the shares available under the New Program. During the fourth quarter of 2015, the Company purchased and canceled an aggregate of 94,882 shares of Class A Stock for a total consideration of $1.6 million ($17.20 per share) under the New Program.

        During the year ended December 31, 2016, the Company purchased and canceled an aggregate of 260,862 shares of Class A Stock for a total consideration of $3.9 million ($15.09 per share) under the New Program. As of December 31, 2016, 309,256 shares were available to be purchased under the New Program.

        Any such share purchases will be made by the Company from time to time in the open market at the prevailing open market price using cash on hand, in compliance with the applicable rules and regulations of the New York Stock Exchange and federal and state securities laws and the terms of the Company's senior secured debt. All shares purchased will be canceled. The share repurchase program is expected to continue indefinitely. The timing and amounts of any purchases will be based on market conditions and other factors including price, regulatory requirements and capital availability. The share repurchase program does not obligate the Company to repurchase any dollar amount or number of shares of Class A Stock. Depending on market conditions and other factors, these repurchases may be commenced or suspended from time to time without prior notice.

 Certain Relationships and Related Party Transactions

Indebtedness of Directors and Executive Officers

        The following sets out information with respect to the aggregate indebtedness of our directors and executive officers under securities purchase and other programs. On December 31, 2016 and since that date, none of our directors and the executive officers were or have been indebted to us.

Indebtedness of Directors and Executive Officers Under
(I) Securities Purchase and (2) Other Programs

Name and Principal Position	Involvement of Company or Subsidiary	Largest Amount Outstanding During 2016 ($)	Amount Outstanding as of March 10, 2017 ($)	Financially Assisted Securities Purchases During 2016 (#)	Security for Indebtedness	Amount Forgiven During 2016 ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Securities Purchase Programs
N/A
Other Programs
A.G. Lowenthal	Oppenheimer Margin Account	—	—	—	Margined securities	—
R.S. Lowenthal	Oppenheimer Margin Account	—	—	—	Margined securities	—

        During the year 2016, certain of our directors, executive officers and senior officers of Oppenheimer & Co. Inc., our subsidiary, maintained margin accounts with Oppenheimer & Co. Inc. in connection with the purchase of securities (including our securities). These margin accounts are substantially on the same terms, including interest rates and collateral, as those prevailing from time to time for comparable transactions with non-affiliated persons and do not involve more than the normal risk of collectability.

Other Relationships and Transactions

        R.S. Lowenthal, the son of A.G. Lowenthal, our Chairman of the Board and Chief Executive Officer, is Senior Managing Director and Head of Oppenheimer & Co. Inc.'s Fixed Income and Investment Banking businesses and is compensated with a base salary and a Performance-Based Cash Award for each fiscal year determined by the application of a formula established by the Compensation Committee annually based upon the performance of the Global Fixed Income and Investment Banking businesses and other businesses that report to him for the fiscal year and certain other performance criteria established by the Compensation Committee. R.S. Lowenthal became a Director in May 2013. Andrew Crystal, the first cousin of A.G. Lowenthal, our Chairman of the Board and Chief Executive Officer, is an Oppenheimer & Co. Inc. financial advisor and is compensated on the same basis as other Oppenheimer & Co. Inc. financial advisors.

        Our Code of Conduct and Business Ethics for Directors, Officers and Employees contains prohibitions and restrictions on our directors, executive officers and other employees from entering into or becoming involved in situations which could give rise to conflicts of interest with us. Our directors, senior executives and employees and our subsidiaries are required to avoid investments or other interests and associations that interfere, might interfere or might be perceived to interfere, with the independent exercise of judgment in our best interests.

        Our directors, senior executives and employees may not advance their personal interests at our expense nor may they personally take or benefit from opportunities arising from their employment with us.

        Pursuant to the Audit Committee Charter, the Audit Committee is tasked with reviewing and approving all related party transactions.

 STOCKHOLDER PROPOSALS

        The Delaware General Corporation Law, or DGCL, which governs our Company, provides that certain registered or beneficial holders of shares entitled to vote at a meeting of stockholders may, in accordance with the provisions of the DGCL, submit a notice to us of a proposal that the holder wishes to be considered by the stockholders entitled to vote at a meeting of stockholders. In order for any stockholder proposal to be included in the proxy statement for the next annual meeting of stockholders of the Company following the Meeting, the proposal must be submitted to the Company at its office at 85 Broad Street, New York, NY 10004 (Attention: Secretary) prior to February 2, 2018.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        Holders of Class A and Class B Stock or other interested parties may communicate with the Board of Directors, including the Lead Director or our independent directors as a group, including to request copies of our Annual Report on Form 10-K for the year ended December 31, 2016, which includes our financial statements and management's discussion and analysis, by e-mail to info@opco.com (Attention: Board of Directors) or by mail to:

Oppenheimer Holdings Inc.
Board of Directors
c/o Secretary
85 Broad Street
New York, NY 10004

        All such correspondence will be forwarded to the Lead Director or to any individual director or directors to whom the communications is or are directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to us or our business or is similarly inappropriate. Our Secretary has the authority to discard or disregard inappropriate communications or to take other reasonable actions with respect to any such inappropriate communications.

WHERE YOU CAN FIND MORE INFORMATION

        Our Annual Report on Form 10-K for the year ended December 31, 2016 also serves as our 2016 Annual Report to Stockholders. It is available to view and print on-line on our website at www.opco.com on the Investor Relations page. A stockholder who wants to receive a paper or email copy of our Annual Report on Form 10-K for the year ended December 31, 2016 must request one. The report is available, without charge, except for exhibits to the report, by (i) writing to Oppenheimer Holdings Inc., 85 Broad Street, 22nd Floor, New York, New York 10004, Attention: Secretary, (ii) calling 1-800-221-5588, or (iii) emailing us with your request at info@opco.com. Exhibits will be provided upon request and payment of a reasonable fee.

        You may read and copy our reports, proxy statements and other information at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of our reports, proxy statement and other information by mail from the Public Reference Section of the SEC at prescribed rates. To obtain information on the operation of the Public Reference Room, you can call the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website that contains reports, proxy and information statements and other information regarding issuers, including Oppenheimer Holdings Inc., that file electronically with the SEC. The address of the SEC's Internet website is http://www.sec.gov.

        Additional information relating to us is available on our website at www.opco.com.

        You should rely only on the information contained in this proxy statement to vote on the proposals set forth herein. The Company has not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated March 24, 2017. You should not assume that the information contained in this proxy statement is accurate as of any date other than March 10, 2017, and neither the availability of this proxy statement via the Internet nor the mailing of this proxy statement to stockholders shall create any implication to the contrary.

OTHER INFORMATION

        Our Board of Directors is aware of no other matters, except for those incident to the conduct of the Meeting, that are to be presented to Class B Stockholders for formal action at the Meeting. If, however, any other matters properly come before the Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

By Order of the Board of Directors,

Dennis P. McNamara,
Secretary

March 24, 2017

MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 3 and 5, and in the case of Proposal 4, FOR 3 years. + 1. Election of Directors: FOR WITHHELD FOR WITHHELD FOR WITHHELD 1.1 - E. Behrens 1.2 - T.M. Dwyer 1.3 - W. Ehrhardt 1.4 - P.M. Friedman 1.5 - M.A.M. Keehner 1.6 - A.G. Lowenthal 1.7 - R.S. Lowenthal 1.8 - A.W. Oughtred 1.9 - E.K. Roberts For Against Abstain ForAgainst Abstain 2. The appointment of Deloitte & Touche LLP as auditors for 2017 and the authorization of the Audit Committee to fix the 3. The approval, in an advisory (non-binding) vote, of Oppenheimer Holdings Inc.’s executive compensation as disclosed in the accompanying proxy statement. 5. The authorization of the issue of up to 1,000,000 shares of Class A non-voting common stock to the Oppenheimer Holdings Inc. 2014 Incentive Plan. remuneration of the auditors. 4. The approval, in an advisory (non-binding) vote, that a stockholder vote to approve Oppenheimer Holdings Inc.’s executive compensation (Proposal 3 above) should occur every 1, 2 or 3 years. 1 Year 2 Years 3 Years Abstain Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X3 1 5 6 5 2 1 02IK9H MMMMMMMMM C B A Annual Meeting Proxy Card X IMPORTANT ANNUAL MEETING INFORMATION

. q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — OPPENHEIMER HOLDINGS INC. + Annual Meeting of Stockholders – May 8, 2017 THIS PROXY IS SOLICITED BY MANAGEMENT OF THE COMPANY The undersigned hereby appoints Mr. A.G. Lowenthal and D.P. McNamara, Esq., and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Class B Voting Common Stock of Oppenheimer Holdings Inc. which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held May 8, 2017 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting. A Class B Stockholder has the right to appoint a person, who need not be a Class B Stockholder, to represent the Class B Stockholder at the Meeting other than the persons designated herein. To exercise this right, a Class B Stockholder may insert the name of the desired person in the box provided below or may submit another form of proxy. THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 5, AND IN THE CASE OF PROPOSAL 4, “FOR” 3 YEARS. (Continued and to be marked, dated and signed on the other side) Proxy Services C/O Computershare Investor Services P O Box 30202 College Station, TX 77842-3202 +

MMMMMMMMMMMM . Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 3 and 5, and in the case of Proposal 4, FOR 3 years. + 1. Election of Directors: FOR WITHHELD FOR WITHHELD FOR WITHHELD 1.1 - E. Behrens 1.2 - T.M. Dwyer 1.3 - W. Ehrhardt 1.4 - P.M. Friedman 1.5 - M.A.M. Keehner 1.6 - A.G. Lowenthal 1.7 - R.S. Lowenthal 1.8 - A.W. Oughtred 1.9 - E.K. Roberts For Against Abstain ForAgainst Abstain 2. The appointment of Deloitte & Touche LLP as auditors for 2017 and the authorization of the Audit Committee to fix the 3. The approval, in an advisory (non-binding) vote, of Oppenheimer Holdings Inc.’s executive compensation as disclosed in the accompanying proxy statement. 5. The authorization of the issue of up to 1,000,000 shares of Class A non-voting common stock to the Oppenheimer Holdings Inc. 2014 Incentive Plan. remuneration of the auditors. 4. The approval, in an advisory (non-binding) vote, that a stockholder vote to approve Oppenheimer Holdings Inc.’s executive compensation (Proposal 3 above) should occur every 1, 2 or 3 years. 1 Year 2 Years 3 Years Abstain Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 1 U P X 3 1 5 6 5 2 2 02IKAH MMMMMMMMM B A Annual Meeting Proxy Card X IMPORTANT ANNUAL MEETING INFORMATION

. q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — OPPENHEIMER HOLDINGS INC. + Annual Meeting of Stockholders – May 8, 2017 THIS PROXY IS SOLICITED BY MANAGEMENT OF THE COMPANY The undersigned hereby appoints Mr. A.G. Lowenthal and D.P. McNamara, Esq., and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Class B Voting Common Stock of Oppenheimer Holdings Inc. which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held May 8, 2017 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting. A Class B Stockholder has the right to appoint a person, who need not be a Class B Stockholder, to represent the Class B Stockholder at the Meeting other than the persons designated herein. To exercise this right, a Class B Stockholder may insert the name of the desired person in the box provided below or may submit another form of proxy. THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 5, AND IN THE CASE OF PROPOSAL 4, “FOR” 3 YEARS. (Continued and to be marked, dated and signed on the other side) Proxy Services C/O Computershare Investor Services P O Box 30202 College Station, TX 77842-3202 +

QuickLinks

PROXY STATEMENT
SUMMARY
Oppenheimer Holdings Inc.
Questions and Answers about the Matters to be Acted Upon
THE MEETING
Solicitation of Proxies
Class A Stock and Class B Stock
Appointment and Revocation of Proxies
MATTER NO. 1 ELECTION OF DIRECTORS
Nominees for Election as a Director
2016 DIRECTOR COMPENSATION TABLE
Outstanding Equity Awards Table As of December 31, 2016
Option Exercises and Stock Vested For the Year Ended December 31, 2016
REPORT OF THE AUDIT COMMITTEE
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
REPORT OF THE COMPLIANCE COMMITTEE
MATTER NO. 2 APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Principal Accounting Fees and Services
MATTER NO. 3 ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION
MATTER NO. 4 ADVISORY (NON-BINDING) VOTE ON FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION
MATTER NO. 5 2014 INCENTIVE PLAN
Issue of Class A Stock to the Oppenheimer Holdings Inc. 2014 Incentive Plan
EXECUTIVE COMPENSATION AND RELATED INFORMATION
Compensation Discussion and Analysis
SUMMARY COMPENSATION TABLE For the Year Ended December 31, 2016
All Other Compensation Table For the Year Ended December 31, 2016
Grants of Plan-Based Awards For the Year Ended December 31, 2016
Outstanding Equity Awards Table As of December 31, 2016
Option Exercises and Stock Vested For the Year Ended December 31, 2016
Nonqualified Deferred Compensation For the Year Ended December 31, 2016
Realized pay for fiscal 2016
Realized Pay for Fiscal 2016 Table
Compensation Policies and Risk
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Indebtedness of Directors and Executive Officers Under (I) Securities Purchase and (2) Other Programs
STOCKHOLDER PROPOSALS
COMMUNICATIONS WITH THE BOARD OF DIRECTORS
WHERE YOU CAN FIND MORE INFORMATION
OTHER INFORMATION